                                                                       EXHIBIT D

                            CNP CONSOLIDATED (LEGAL)
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                            MONTHLY/YEAR TO DATE(1)


                                                                                T01LEGAL          RELIANT
                                                CNP          CNP HOUSTON       ELIMINATION        ENERGY        CNP MGMT
                                            CONSOLIDATED      ELECTRIC           ENTITY         MISC. SUBS    SVCS & SUBS
                                              (LEGAL)          DEC 01            DEC 01           (LEGAL)        DEC 01
BALANCE SHEET

Cash (10440000)                               152,236,243          237,625                           (93,955)      57,740
Temporary Investments (10430200)                1,716,183                0                                        775,000
Special Deposits (10430300)                       707,236                0                                              0
Restricted Cash Current (T10460000)           167,421,491
Customers Accounts Receivable (10420117)    1,419,749,369        4,509,221                             9,130      921,836
Allowance for Doubtful Accts (10420115)      (243,901,515)     (13,000,000)
Unbilled Receivables (10420116)               226,428,320       33,404,006
Interest Receivables (10420126)                 2,535,480          421,170
Other Receivables, net (10420118)             745,946,397       61,360,830                           155,126        4,410
Accounts Receivable from Subs (10420210)                0      102,617,043      (213,018,181)      3,025,496      141,738
Interest Receivable from Subs (10420215)                0               (1)       (1,319,517)                           0
Short Term Notes Rec (10330610)                 1,863,490            4,263
ST Notes Receivable from Subs (10330210)                0       52,208,953    (2,988,880,579)  1,675,167,816            0
Short Term Risk Mgt Asset (10420406)        1,611,393,005
ST Non-trading derivative (10420400)          399,895,777                0
ST Inv in Time Warner CS (10420408)           826,609,443      826,609,443
Materials and Supplies (10410100)             272,637,201      174,361,507
Fuel Stock (10410200)                         163,828,482       86,806,825
Petroleum Products (10410300)                     315,236
Gas Stored Underground (10410400)             142,891,662
Current Deferred Tax Assets                             0
Broker's Margin Asset (10420419)              213,727,294
Total Prepaid Expenses                        118,782,650       14,059,929                             1,245      104,851
Total Other Current Assets                     41,985,519                0
                                           --------------   --------------   ---------------   -------------  -----------
CURRENT ASSETS                              6,266,768,962    1,343,600,812    (3,203,218,277)  1,678,264,858    2,005,574
                                           --------------   --------------   ---------------   -------------  -----------

Electric and gas plant (10320100)          21,336,599,889   14,552,829,218                        12,388,016   45,462,796
Nuclear Plant (10320200)                      320,311,556      320,311,556
Other Property (10320300)                      73,285,118       48,265,709
Construction Work in Progress (10320400)    2,429,418,256      675,363,255                                      1,826,811
Contrib-Aid of Construction (10320500)             (9,069)
                                           --------------   --------------   ---------------   -------------  -----------
PROPERTY, PLANT AND EQUIPMENT, GROSS       24,159,605,750   15,596,769,738                        12,388,016   47,289,607
Accumulated Depreciation (10320900)        (8,401,707,414)  (7,599,430,064)                       (1,699,143)  (2,889,952)
                                           --------------   --------------   ---------------   -------------  -----------
PROPERTY, PLANT AND EQUIPMENT, NET         15,757,898,336    7,997,339,674                        10,688,873   44,399,655
                                           --------------   --------------   ---------------   -------------  -----------

Goodwill (10310220)                         2,631,570,021
Intangibles (10310215)                        377,731,808       44,314,399
Investments in subsidiaries (10330100)                  0    9,818,099,438    (9,818,100,355)                           0
LT Notes Receivable from Subs (10330220)                0       10,712,786       (45,854,804)        204,743            0
Investments in Subsidiaries (10330100)        102,125,373                0
Equity Investments                            386,841,243
Indemnification_Rec (10330450)                203,693,074
LT_Notes_Rec (10330620)                         6,703,581
Unamort loss-reacquired debt (10640000)       100,289,730       59,340,489
Regulated tax asset (10650000)                  4,628,726        4,628,726
Gas_purchased_in_advance (10655000)            12,244,300
LT Price risk mgmt asset (10655500)           446,609,718
LT Non-trading derivative (10332000)          256,401,969
HLP Regulated asset (10662500)              3,276,799,806    3,247,887,989
LT_DTA_foreign (10677000)                               0
Restricted Cash (10330319)                      6,774,506        6,774,506
Total Other Deferred Debits                   872,770,410      306,117,980                           (14,834)     954,200
                                           --------------   --------------   ---------------   -------------  -----------
TOTAL OTHER ASSETS                          8,685,184,264   13,497,876,313    (9,863,955,159)        188,908      954,200
                                           --------------   --------------   ---------------   -------------  -----------
TOTAL ASSETS                               30,709,851,562   22,838,816,800   (13,067,173,436)  1,689,143,640   47,359,429
                                           ==============   ==============   ===============   =============  ===========

                                                                           RELIANT
                                                              CNP         RESOURCES                       T01LEGAL
                                           UTILITY RAIL  INTERNATIONAL     UNREGCO         CONS. CNP     ADJUSTMENT
                                             SERVICES       (LEGAL)        (LEGAL)         RESOURCES       ENTITY
                                              DEC 01        DEC 01         DEC 01         CORP (LEGAL)     DEC 01
BALANCE SHEET

Cash (10440000)                                  (5,325)    18,104,614     117,751,803      16,183,741
Temporary Investments (10430200)                                               700,395         240,788
Special Deposits (10430300)                                          0         402,816         304,420
Restricted Cash Current (T10460000)                                        167,421,491
Customers Accounts Receivable (1042011)                                  1,017,381,224     396,927,958
Allowance for Doubtful Accts (10420115)                                   (197,854,727)    (33,046,788)
Unbilled Receivables (10420116)                                              4,599,000     188,425,314
Interest Receivables (10420126)                                      0       2,114,310
Other Receivables, net (10420118)                           13,483,421     555,544,917     115,397,693
Accounts Receivable from Subs (10420210)                       241,471      78,623,472      28,368,961
Interest Receivable from Subs (10420215)                     1,319,518               0               0
Short Term Notes Rec (10330610)                                              1,859,227
ST Notes Receivable from Subs (10330210)                   739,233,599     390,054,331     132,215,880
Short Term Risk Mgt Asset (10420406)                                     1,646,474,461                    (35,081,456)
ST Non-trading derivative (10420400)                                       392,899,774       6,996,003
ST Inv in Time Warner CS (10420408)
Materials and Supplies (10410100)                                           64,999,126      33,276,568
Fuel Stock (10410200)                                                       77,021,658
Petroleum Products (10410300)                                                                  315,236
Gas Stored Underground (10410400)                                           32,014,185     110,877,478
Current Deferred Tax Assets                                                 21,564,271                    (21,564,271)
Broker's Margin Asset (10420419)                                           213,727,294               0
Total Prepaid Expenses                                       2,440,708      94,625,833       7,550,083
Total Other Current Assets                                                  31,907,525      10,077,993
                                           ------------  -------------  --------------   -------------   ------------
CURRENT ASSETS                                   (5,325)   774,823,331   4,713,832,387   1,014,111,328    (56,645,727)
                                           ------------  -------------  --------------   -------------   ------------

Electric and gas plant (10320100)                                    0   3,172,648,157   3,553,271,702
Nuclear Plant (10320200)
Other Property (10320300)                                            0     (19,806,840)     44,826,249
Construction Work in Progress (10320400)                             0   1,681,280,355      70,947,835
Contrib-Aid of Construction (10320500)                                                          (9,069)
                                           ------------  -------------  --------------   -------------   ------------
PROPERTY, PLANT AND EQUIPMENT, GROSS                                 0   4,834,121,672   3,669,036,717
Accumulated Depreciation (10320900)                                  0    (275,728,848)   (521,959,408)
                                           ------------  -------------  --------------   -------------   ------------
PROPERTY, PLANT AND EQUIPMENT, NET                                   0   4,558,392,825   3,147,077,309
                                           ------------  -------------  --------------   -------------   ------------

Goodwill (10310220)                                                        891,060,096   1,740,509,926
Intangibles (10310215)                                                     315,438,082      17,979,327
Investments in Subsidiaries (10330100)                                             917               0
LT Notes Receivable from Subs (10330220)        509,875                     30,759,077       3,668,323
Investments                                                                 94,420,908       7,704,465
Equity Investments                                                   0     386,841,243               0
Indemnification_Rec (10330450)                                             203,693,074
LT_Notes_Rec (10330620)                                                      2,396,256       4,307,325
Unamort loss-reacquired debt (10640000)                                     31,927,099       9,022,141
Regulated tax asset (10650000)                                                                       0
Gas_purchased_in_advance (10655000)                                                         12,244,300
LT Price risk mgmt asset (10655500)                                        447,690,507                     (1,080,789)
LT Non-trading derivative (10332000)                                       254,167,852       2,234,117
HLP Regulated asset (10662500)                                                              28,911,817
LT_DTA_foreign (10677000)                                                  185,238,375                   (185,238,375)
Restricted Cash (10330319)
Total Other Deferred Debits                                 13,090,869     426,568,785     126,053,411
                                           ------------  -------------  --------------   -------------   ------------
TOTAL OTHER ASSETS                              509,875     13,090,869   3,270,202,270   1,952,635,151   (186,319,164)
                                           ------------  -------------  --------------   -------------   ------------
TOTAL ASSETS                                    504,550    787,914,200  12,542,427,481   6,113,823,789   (242,964,891)
                                           ============  =============  ==============   =============   ============

(1) Amounts previously reported in the Annual Report on Form 10-K/A of Reliant Energy, Incorporated for the year ended December 31, 2001 (Amendment No. 1) (File No. 1-3187) have been revised to reflect the reclassification of the Company's remaining Latin America operations into continuing operations as a result of the adoption of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144). In addition, certain amounts have been reclassified to conform to the Company's presentation of financial statements in the current reporting period (2002). These reclassifications do not affect the earnings of the Company.

                            CNP CONSOLIDATED (LEGAL)
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE


                                                    CNP           CNP HOUSTON       TO1 LEGAL      RELIANT ENERGY    CNP MGMT SVCS
                                               CONSOLIDATED        ELECTRIC     ELIMINATION ENTITY    MISC. SUBS        & SUBS
                                                  (LEGAL)          DEC 01            DEC 01           (LEGAL)          DEC 01
                                             ---------------   ---------------  -----------------  ---------------  ---------------
ST Bank Notes Payable(20420100)                3,435,347,434     2,793,051,000
ST-Indexed debt obligation(20420104)             122,988,495       122,988,495
Intercompany notes payable ST(20460200)                    0     2,936,653,164    (2,988,865,983)           96,000       50,538,000
Cur portion LT Debt(20410210)                    537,768,051       513,998,574
Trade accounts payable(20440100)                 493,669,191       158,307,928                              64,998           84,040
Other Payable, net                               233,824,934        64,977,094       (51,682,172)           40,492        1,603,825
Gas Payables(20440300)                           719,795,078
Intercompany accounts payable (2046010)                    0        39,005,388      (214,185,946)          286,072          513,280
Intercompany interest payable (20460150)                   0                 0                 1                 0                0
Cur state income tax payable(20480115)            11,022,960         1,755,325                             (75,493)
Cur foreign income tax payable(20480116)           4,565,059
Cur other tax payable(20480117)                  237,627,826       150,159,060                             438,375          970,400
Current FIT payable(20480110)                     62,136,863        77,837,435                           1,539,216         (408,452)
Deferred FIT payable(20480120)                   376,311,953       321,401,640
Def state inc tax payable(20480125)               23,698,274        13,544,910
Deferred foreign inc tax pay(20480130)               622,650
Interest accrued(20480210)                       114,720,924        66,669,969                                               21,947
ST Risk Mgmt Liability(20480230)               1,478,335,871
ST Non-trading derivative(20480240)              472,020,522        13,668,811
ZENS Options (20480250)                          730,224,630       730,224,630
Customer deposits(20510000)                      109,583,309        57,462,728
Dividends accrued(20480220)                            8,642             8,642
Brockers margin liability(20480360)              144,700,000
Regulatory Liability, Current (20480370)         154,783,438       154,783,438
Other current liabilities, net                   459,277,936       135,799,424                             144,532          398,832
                                             ---------------   ---------------   ---------------   ---------------  ---------------
CURRENT LIABILITIES                            9,923,034,040     8,352,297,655    (3,254,734,100)        2,536,193       53,721,872
                                             ---------------   ---------------   ---------------   ---------------  ---------------

LT debentures(20410220)                        5,735,928,562     2,936,677,291
Other LT debt(20410230)                                    0
Cap lease LT portion(20410235)                    10,515,661        10,515,661
IC notes payable -- LT (20460300)                          0           516,833       (46,335,872)       14,355,600                0
                                             ---------------   ---------------   ---------------   ---------------  ---------------
DEBT                                           5,746,444,223     2,947,709,585       (46,335,872)       14,355,600                0
                                             ---------------   ---------------   ---------------   ---------------  ---------------

LT deferred FIT liability(20520000)            2,184,228,902     1,834,735,353                             (11,030)       1,887,780
LT deferred state inc tax liab(20530000)         193,950,538                 0
LT deferred foreign inc tax(20540000)           (112,539,975)
Inv_tax_credit(20550000)                         247,406,521       240,983,257
LT_price_risk_liability(20570000)                361,785,690
LTL Non-trading derivative(20575000)             649,036,016
Benefit Obligations                              547,368,694       236,029,457                             246,228        2,101,234
Regulatory Liability (20594250)                1,205,099,147     1,169,685,490
Non-Deriv-Stranded Cost Liab(20598300)           203,693,074
Deferred Credits                               1,069,312,874       461,403,334                                 581              436
                                             ---------------   ---------------   ---------------   ---------------  ---------------
LONG-TERM LIABILITIES                          6,549,341,479     3,962,836,891                             235,779        3,989,450
                                             ---------------   ---------------   ---------------   ---------------  ---------------

PREFERRED STOCK OF SUB TRUST (20330000)          705,743,815       705,189,159

MINORITY INTEREST                              1,047,365,790                                                              8,468,707
                                             ---------------   ---------------   ---------------   ---------------  ---------------

Capital Stock                                      3,029,437         3,029,414            (7,999)            4,000            1,000
Additional Paid-in Capital (20120000)          3,894,271,194     3,894,385,417   (10,829,267,518)    2,932,853,743         (292,739)
Treasury Stock (20130200)                                  0                 0
ESOP(20150000)                                  (131,887,644)     (131,887,644)
FAS133_EFF_OCI (20165000)                       (101,006,542)       (1,329,514)
Currency Translation Adjustment--Plug            (95,897,177)             (498)                0               (22)               3
Unrealized Gn/Loss on Invest (20180000)            6,049,992
Benefits Minimum Liab. Adj. (20185000)           (13,169,525)       (3,755,050)                                            (143,650)
Retained Earnings/Loss (71000000)              3,176,532,480     3,110,341,385     1,063,172,053    (1,260,841,651)     (18,385,215)
                                             ---------------   ---------------   ---------------   ---------------  ---------------
STOCKHOLDERS' EQUITY                           6,737,922,215     6,870,783,510    (9,766,103,464)    1,672,016,069      (18,820,609)
                                             ---------------   ---------------   ---------------   ---------------  ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    30,709,851,562    22,838,816,800   (13,067,173,436)    1,689,143,640       47,359,429
                                             ===============   ===============   ===============   ===============  ===============

                                              UTILITY RAIL   CNP INTERNATIONAL       UNREGCO        CONS. CNP          T01 LEGAL
                                                SERVICES         (LEGAL)             (LEGAL)      RESOURCES CORP       ADJUSTMENT
                                                DEC 01            DEC 01              DEC 01          (LEGAL)        ENTITY DEC 01
                                            ---------------  ----------------   ---------------   ---------------    -------------
ST Bank Notes Payable(20420100)                                                     296,769,167       345,527,267
ST-Indexed debt obligation(20420104)
Intercompany notes payable ST(20460200                                                1,576,827                (8)
Cur portion LT Debt(20410210)                                                        23,769,477                 0
Trade accounts payable(20440100)                                    7,437,662       293,388,096        34,386,467
Other Payable, net                                                          0       163,876,688        55,009,008
Gas Payables(20440300)                                                              545,188,265       174,606,814
Intercompany accounts payable (2046010)                             1,168,906        52,020,055       121,192,244
Intercompany interest payable (20460150)                                                     (1)                0
Cur state income tax payable(20480115)                                               (1,612,390)       10,955,518
Cur foreign income tax payable(20480116)                            3,787,640           777,016               403
Cur other tax payable(20480117)                                     3,737,457        43,529,868        38,792,666
Current FIT payable(20480110)                        (1,038)       (6,765,329)      (14,009,719)        3,944,750
Deferred FIT payable(20480120)                                              0        94,084,084       (17,609,500)      (21,564,271)
Def state inc tax payable(20480125)                                                  11,919,244        (1,765,880)
Deferred foreign inc tax pay(20480130)                                      0           622,650
Interest accrued(20480210)                                            142,442         3,091,462        44,795,104
ST Risk Mgmt Liability(20480230)                                                  1,513,416,967               360       (35,081,456)
ST Non-trading derivative(20480240)                                                 399,276,942        59,074,769
ZENS Options (20480250)
Customer deposits(20510000)                                                              32,030        52,088,551
Dividends accrued(20480220)                                                                   0                 0
Br0ckers margin liability(20480360)                                                 144,700,000
Regulatory Liability, Current (20480370)
Other current liabilities, net                                      5,762,882       221,991,766        95,180,500
                                            ---------------   ---------------   ---------------   ---------------   ---------------
CURRENT LIABILITIES                                  (1,038)       15,271,660     3,794,408,492     1,016,179,034       (56,645,727)
                                            ---------------   ---------------   ---------------   ---------------   ---------------

LT debentures(20410220)                                             4,500,000       867,712,419     1,927,038,852
Other LT debt(20410230)                                                                       0
Cap lease LT portion(20410235)                                                                0
IC notes payable -- LT (20460300)                     3,206                             481,342        30,979,093
                                            ---------------   ---------------   ---------------   ---------------   ---------------
DEBT                                                  3,206         4,500,000       868,193,760     1,958,017,945
                                            ---------------   ---------------   ---------------   ---------------   ---------------

LT deferred FIT liability(20520000)                               (51,384,914)       (2,691,641)      401,693,354
LT deferred state inc tax liab(20530000)                                             20,881,515       173,069,023
LT deferred foreign inc tax(20540000)                                                72,698,400      (165,238,375)
Inv_tax_credit(20550000)                                                                                6,423,264
LT_price_risk_liability(20570000)                                                   362,866,479                 0        (1,080,789)
LTL Non-trading derivative(20575000)                                                689,210,503         9,825,513
Benefit Obligations                                                 4,420,008       127,012,448       177,559,319
Regulatory Liability (20594250)                                                                        15,413,657
Non-Deriv-Stranded Cost Liab(20598300)                                              203,693,074
Deferred Credits                                                    4,837,521       472,492,733       130,578,268
                                            ---------------   ---------------   ---------------   ---------------   ---------------
LONG-TERM LIABILITIES                                             (42,127,385)    1,896,163,511       914,562,398      (186,319,164)
                                            ---------------   ---------------   ---------------   ---------------   ---------------

PREFERRED STOCK OF SUB TRUST (20330000)                                                                   554,655

MINORITY INTEREST                                                                       156,632           280,690     1,038,459,760
                                            ---------------   ---------------   ---------------   ---------------   ---------------

Capital Stock                                         1,041             1,000            60,775                10           (59,804)
Additional Paid-in Capital (20120000)             6,159,000     1,062,893,081     5,777,169,290     2,195,858,386    (1,145,487,466)
Treasury Stock (20130200)                                                          (189,460,179)                        189,460,179
ESOP(20150000)
FAS133_EFF_OCI (20165000)                                                           (84,493,684)      (35,183,344)
Currency Translation Adjustment--Plug                     0          (139,654)      (95,756,838)             (169)                0
Unrealized Gn/Loss on Invest (20180000)                                               6,049,992                 0
Benefits Minimum Liab. Adj. (20185000)                               (287,950)       (7,514,948)       (1,467,927)
Retained Earnings/Loss (71000000)                (5,657,659)     (252,196,552)      557,450,677        65,022,111       (82,372,669)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
STOCKHOLDERS' EQUITY                                502,382       810,269,925     5,983,505,086     2,224,229,067    (1,038,456,760)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          504,550       787,914,200    12,542,427,481     6,113,823,789      (242,964,891)
                                            ===============   ===============   ===============   ===============   ===============

                            CNP CONSOLIDATED (LEGAL)
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE


                                                    CNP           CNP HOUSTON       TO1LEGAL       RELIANT ENERGY    CNP MGMT SVCS
                                               CONSOLIDATED        ELECTRIC     ELIMINATION ENTITY    MISC. SUBS        & SUBS
                                                  (LEGAL)           DEC 01            DEC 01          (LEGAL)           DEC 01
                                             ---------------   ---------------  -----------------  ---------------  ---------------

INCOME STATEMENT

External Electric Revenues (30110100)         6,041,720,817     5,297,022,716
External Trading Revenues (30110201)         15,542,021,258        37,529,378
External Gas Distribution Rev (30110202)     17,821,559,030
Ext Gas Transportation Rev (30110203)           154,228,833
External Energy Svcs Revenue (30110204)          21,245,343
Consumer Services Revenue (30110205)            133,527,965               636
External Energy Revenues (30110207)             124,962,293
External Ancillary Srvcs Rev (30110208)          77,494,444
External Other Revenues (30110206)              416,241,016       174,323,699                          3,741,379         4,926,588
Intercompany Electric Rev (30120100)                      0         1,632,921        (2,874,646)
Intercompany Trading Revenues (3012020)                   0           307,947        (1,375,477)
Intercompany Gas Revenues (30120202)                      0                        (778,797,589)
Intercompany Other Revenues (30120203)                    0                        (100,771,066)                            13,363
External Trading Margin (30110209)               (9,087,000)
                                            ---------------   ---------------   ---------------  ---------------   ---------------
TOTAL REVENUES                               40,323,913,999     5,510,817,359      (883,818,778)       3,741,379         4,939,951
                                            ---------------   ---------------   ---------------  ---------------   ---------------

Natural Gas and Fuel (30510000)              19,561,924,472     1,303,980,633            13,745
Purchase Power (30515000)                    14,531,494,310     1,220,242,428                                              872,365
IC Natural Gas & Fuel (30520000)                          0                        (814,516,658)
IC Power Purchased (30530000)                             0         2,309,258        (2,676,697)
Operating & Administrative Expenses           2,690,931,281     1,042,288,435                          5,911,875         6,101,918
IC 0 & M Expenses (30620000)                              0        52,817,296       (66,639,168)
Taxes Other Than Income (30620200)              545,293,198       377,658,807                            359,615         1,020,159
Depreciation of Assets (30710100)               442,277,207       135,343,443                            252,051         1,377,225
Amortization of Assets                          475,835,473       320,510,921
Impairment assets sale(T30710400)                75,342,230
                                            ---------------   ---------------   ---------------  ---------------   ---------------
OPERATING EXPENSES                           38,323,098,171     4,455,151,218      (883,818,778)       6,523,541         9,371,666
                                            ---------------   ---------------   ---------------  ---------------   ---------------
OPERATING INCOME(LOSS)                        2,000,815,827     1,055,666,140                 0       (2,782,162)       (4,431,716)
                                            ---------------   ---------------   ---------------  ---------------   ---------------

Revenue from inv in Subs (40110200)                       0       483,679,935      (483,679,935)                                 0
Other Nonoperating Income                        28,597,573        11,752,439                                               23,400
Equity Income (30840000)                         57,440,308
Gns (Losses) from Investments (40130100)         21,244,483           204,793
G/L on Indexed Debt Sec (40130200)               58,032,629        58,032,629
G/L on Invest. in Time Warner (40130300)        (70,214,593)      (70,214,593)
Impairment on Latin America (40130500)           (4,093,070)
Dividend Income (40135100)                           38,130
Interest Revenues (40140100)                     66,246,884        38,064,984                                               47,801
Oth Int and Rel Rev -- Subs (43140200)                    0        44,808,329      (161,378,184)      45,638,883                 0
                                            ---------------   ---------------   ---------------  ---------------   ---------------
TOTAL NON-OPERATING INCOME                      157,292,342       566,328,516     (645,058,119)       45,638,883            71,201
                                            ---------------   ---------------   ---------------  ---------------   ---------------
INCOME BEFORE INTEREST & TAXES                2,158,108,169     1,621,994,656      (645,058,119)      42,856,721        (4,360,515)
                                            ---------------   ---------------   ---------------  ---------------   ---------------

Interest Exp -- LT Debt (43170100)              393,000,959       206,158,033
Other Interest (40170150)                       260,527,488       193,205,991           161,167                                  0
Interest Exp Subs (40170200)                              0       114,327,343      (161,539,350)         974,193         3,426,115
Preferred int of Sub Trust (40170350)            56,597,719        55,569,500
AFUDC -- Borrowed (40170300)                     (8,726,966)       (4,580,631)
Capitalized Interest (40170400)                 (59,118,789)       (4,360,053)
Amortization of Debt (40170500)                  16,643,650        14,954,266
                                            ---------------   ---------------   ---------------  ---------------   ---------------
INTEREST AND RELATED EXPENSES                   657,924,060       575,274,449      (161,378,184)         974,193         3,426,116
                                            ---------------   ---------------   ---------------  ---------------   ---------------
INCOME BEFORE TAXES                           1,500,184,109     1,046,720,208      (483,679,935)      41,882,528        (7,786,630)
                                            ---------------   ---------------   ---------------  ---------------   ---------------

Current Fed Income Taxes (60110000)             625,205,115       311,759,149                         14,531,007        (3,688,606)
Current State Income Taxes (60111000)             1,764,616               533
Current Foreign Income Taxes (60120000)           1,484,350
Deferred Federal Income Taxes (60130000)       (122,440,494)     (118,738,819)                           128,342         1,322,117
Deferred State Income Taxes (60131000)           16,142,507
Deferred Foreign Income Taxes (60132000)         (3,980,663)
Investment Tax Credit (60133000)                (18,330,193)      (17,794,669)

                                                UTILITY RAIL   CNP INTERNATIONAL       UNREGCO        CONS. CNP          T01LEGAL
                                                  SERVICES         (LEGAL)             (LEGAL)      RESOURCES CORP      ADJUSTMENT
                                                   DEC 01           DEC 01              DEC 01          (LEGAL)       ENTITY DEC 01
                                              ---------------  ----------------   ---------------   ---------------  --------------

INCOME STATEMENT

External Electric Revenues (30110100)                                                744,697,472               567
External Trading Revenues (30110201)                                              15,509,531,009        (5,039,128)
External Gas Distribution Rev (30110202)                                          13,308,163,010     4,513,396,020
Ext Gas Transportation Rev (30110203)                                                                  154,228,833
External Energy Svcs Revenue (30110204)                                               16,515,960         2,729,383
Consumer Services Revenue (30110205)                                                  30,212,428       103,314,900
External Energy Revenues (30110207)                                                  124,962,293
External Ancillary Srvcs Rev (30110208)                                               77,494,444
External Other Revenues (30110206)                                  92,438,837        45,754,552        95,055,961
Intercompany Electric Rev (30120100)                                                   1,241,725
Intercompany Trading Revenues (3012020)                                                1,067,530
Intercompany Gas Revenues (30120202)                                                 610,511,401       168,286,188
Intercompany Other Revenues (30120203)                                                88,311,421        12,446,283
External Trading Margin (30110209)                                                    (9,087,000)
                                            ----------------   ---------------   ---------------   ---------------   ---------------
TOTAL REVENUES                                                      92,438,837    30,551,376,245     5,044,419,007
                                            ----------------   ---------------   ---------------   ---------------   ---------------

Natural Gas and Fuel (30510000)                                     56,872,595    15,058,405,046     3,142,652,454
Purchase Power (30515000)                                                         13,310,366,296            13,220
IC Natural Gas & Fuel (30520000)                                                     175,982,750       638,533,908
IC Power Purchased (30530000)                                                            367,442                 0
Operating & Administrative Expenses                    2,989        26,448,427       954,685,119       655,492,519
IC 0 & M Expenses (30620000)                                                          11,796,858         2,023,014
Taxes Other Than Income (30620200)                                   2,445,906        31,248,852       132,559,858
Depreciation of Assets (30710100)                                    8,532,247       152,479,013       148,293,230
Amortization of Assets                                                 130,430        94,284,790        60,909,332
Impairment assets sale(T30710400)                                   75,342,230
                                            ----------------   ---------------   ---------------   ---------------   ---------------
OPERATING EXPENSES                                     2,989       167,771,835    28,789,618,165     4,778,477,535
                                            ----------------   ---------------   ---------------   ---------------   ---------------
OPERATING INCOME(LOSS)                                (2,989)      (75,332,996)      781,758,080       265,941,472
                                            ----------------   ---------------   ---------------   ---------------   ---------------

Revenue from inv in Subs (40110200)                                                            0                 0
Other Nonoperating Income                                            1,190,117         9,006,534         6,623,083
Equity Income (30840000)                                               172,332        57,440,306          (172,332)
Gns (Losses) from Investments (40130100)                                     0        22,039,691        (1,000,000)
G/L on Indexed Debt Sec (40130200)
G/L on Invest. in Time Warner (40130300)
Impairment on Latin America (40130500)                              (4,093,070)
Dividend Income (40135100)                                                                38,108                22
Interest Revenues (40140100)                                                 0        26,645,361         1,488,738
Oth Int and Rel Rev -- Subs (43140200)                              29,717,773        33,605,981         7,607,217
                                            ----------------   ---------------   ---------------   ---------------   ---------------
TOTAL NON-OPERATING INCOME                                          26,987,152       148,777,980        14,546,728
                                            ----------------   ---------------   ---------------   ---------------   ---------------
INCOME BEFORE INTEREST & TAXES                        (2,989)      (48,345,846)      910,538,060       280,488,199
                                            ----------------   ---------------   ---------------   ---------------   ---------------

Interest Exp -- LT Debt (43170100)                                                    52,816,265       134,026,661
Other Interest (40170150)                                              236,187        49,177,458        17,746,685
Interest Exp Subs (40170200)                                                          40,533,654         2,276,045
Preferred int of Sub Trust (40170350)                                                                       28,219
AFUDC -- Borrowed (40170300)                                                          (3,961,632)         (184,702)
Capitalized Interest (40170400)                                                      (54,758,736)
Amortization of Debt (40170500)                                                          591,036         1,098,348
                                            ----------------   ---------------   ---------------   ---------------   ---------------
INTEREST AND RELATED EXPENSES                                          236,187        84,396,044       154,993,256
                                            ----------------   ---------------   ---------------   ---------------   ---------------
INCOME BEFORE TAXES                                   (2,989)      (48,582,033)      826,138,016       125,494,944
                                            ----------------   ---------------   ---------------   ---------------   ---------------

Current Fed Income Taxes (60110000)                   (1,335)       24,058,465       247,517,485        31,028,950
Current State Income Taxes (60111000)                                                  4,290,073        (2,525,990)
Current Foreign Income Taxes (60120000)                              4,138,291        (2,653,941)
Deferred Federal Income Taxes (60130000)                           (45,749,990)       10,699,890        29,897,966
Deferred State Income Taxes (60131000)                                                15,720,818           421,689
Deferred Foreign Income Taxes (60132000)                                              (3,980,663)
Investment Tax Credit (60133000)                                                                          (535,524)

                            CNP Consolidated (Legal)
                      Prior Year Actual Data December 2001
                              Monthly/Year To Date


                                                    CNP           CNP HOUSTON        TO1LEGAL      RELIANT ENERGY    CNP MGMT SVCS
                                               CONSOLIDATED        ELECTRIC     ELIMINATION ENTITY    MISC. SUBS        & SUBS
                                                  (LEGAL)           DEC 01            DEC 01          (LEGAL)           DEC 01
                                             ---------------   ---------------  -----------------  ---------------  ---------------

TAXES                                           499,845,239       175,226,195                         14,659,349        (2,366,489)
                                            ---------------   ---------------   ---------------  ---------------   ---------------
Min_Int_Income(60138000)                        (81,398,582)                                                             1,094,113
                                            ---------------   ---------------   ---------------  ---------------   ---------------
INCOME BEFORE EXTRAORDINARY ITEMS               918,940,288       871,494,013      (483,679,935)      27,223,179        (4,326,028)
                                            ---------------   ---------------   ---------------  ---------------   ---------------

Cum Eff Chng in Acct Principle(60160000)        (61,618,865)      (58,556,426)
ANNUAL NET INCOME (LOSS)                        980,559,153       930,050,439      (483,679,935)      27,223,179        (4,326,028)
Pref. Dividend Requirements (60310000)              858,197           858,197
                                            ---------------   ---------------   ---------------  ---------------   ---------------
INCOME AVAILABLE FOR COMMON STOCK               979,700,956       929,192,242      (463,679,935)      27,223,179        (4,326,028)
Dividends                                       323,518,087       323,518,100       (63,822,322)         304,798
Retained Earnings/Loss Carried Forward        2,520,349,580     2,504,667,243     1,483,029,667   (1,287,760,033)      (14,059,186)
                                            ---------------   ---------------   ---------------  ---------------   ---------------
RETAINED EARNINGS (LOSS)                      3,176,532,480     3,110,341,385     1,063,172,053   (1,260,841,651)      (18,385,215)
                                            ===============   ===============   ===============  ===============   ===============

                                               UTILITY RAIL   CNP INTERNATIONAL       UNREGCO        CONS. CNP          T01LEGAL
                                                 SERVICES         (LEGAL)             (LEGAL)      RESOURCES CORP      ADJUSTMENT
                                                  DEC 01           DEC 01              DEC 01          (LEGAL)        ENTITY DEC 01
                                             ---------------  ----------------   ---------------   ---------------    -------------

TAXES                                                (1,335)      (17,553,234)      271,593,663        58,287,091
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Min_Int_Income(60138000)                                                               (156,132)           36,107       (82,372,669)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
INCOME BEFORE EXTRAORDINARY ITEMS                    (1,654)      (31,028,799)      554,388,221        67,243,960       (82,372,669)
                                            ---------------   ---------------   ---------------   ---------------   ---------------

Cum Eff Chng in Acct Principle(60160000)                                             (3,062,439)
ANNUAL NET INCOME (LOSS)                             (1,654)      (31,028,799)      557,450,660        67,243,960       (82,372,669)
Pref. Dividend Requirements (60310000)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
INCOME AVAILABLE FOR COMMON STOCK                    (1,654)      (31,028,799)      557,480,660        67,243,960       (82,372,669)
Dividends                                                          (1,889,396)                1        65,406,876
Retained Earnings/Loss Carried Forward           (5,656,005)     (223,057,150)               17        63,185,027
                                            ---------------   ---------------   ---------------   ---------------   ---------------
RETAINED EARNINGS (LOSS)                         (5,657,659)     (252,196,552)      557,450,677        65,022,111       (82,372,669)
                                            ===============   ===============   ===============   ===============   ===============

                              CNP HOUSTON ELECTRIC
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                                  G43 LEGAL
                                              CNP HOUSTON        ELIMINATION       CNP CORPORATE      HI FINANCECO
                                               ELECTRIC             ENTITY            DIVISION             LP
                                                DEC 01              DEC 01             DEC 01            DEC 01
                                            ---------------    ---------------    ---------------    ---------------
BALANCE SHEET

Cash (10440000)                                     237,625                            (3,930,262)           718,635
Temporary Investments (10430200)                          0                                     0
Customers Accounts Receivable (1042011)           4,509,221
Allowance for Doubtful Accts (10420115)         (13,000,000)
Unbilled Receivables (10420116)                  33,404,006
Interest Receivables (10420126)                     421,170                               421,170
Other Receivables, net (10420118)                61,360,830                             2,238,237
Accounts Receivable from Subs (10420210)        102,617,043       (107,413,667)       172,029,965                  0
Interest Receivable from Subs (10420215)                 (1)                 0                 (1)
Short Term Notes Rec (10330610)                       4,263
ST Notes Receivables from Subs (10330210)        52,208,953     (2,988,520,664)       511,754,755
ST Inv in Time Warner CS (10420408)             826,609,443
Materials and Supplies (10410100)               174,361,507
Fuel Stock (10410200)                            86,806,825
Total Prepaid Expenses                           14,059,929                             4,995,709          1,985,444
                                            ---------------    ---------------    ---------------    ---------------
CURRENT ASSETS                                1,343,600,812     (3,095,934,331)       687,509,582          2,704,079
                                            ---------------    ---------------    ---------------    ---------------

Electric and gas plant (10320100)            14,552,829,218                            28,282,930
Nuclear Plant (10320200)                        320,311,556
Other Property (10320300)                        48,265,709
Construction Work in Progress (10320400)        675,363,255                             1,813,543
                                            ---------------    ---------------    ---------------    ---------------
PROPERTY, PLANT AND EQUIPMENT, GROSS         15,596,769,738                            30,096,473
Accumulated Depreciation (10320900)          (7,559,430,064)                            3,393,257
                                            ---------------    ---------------    ---------------    ---------------
PROPERTY, PLANT AND EQUIPMENT, NET            7,997,339,674                            33,489,731
                                            ---------------    ---------------    ---------------    ---------------


Intangibles (10310215)                           44,314,399
Investments in Subsidiaries (10330100)        9,818,099,438    (11,298,491,925)    16,026,885,291      4,524,999,936
LT Notes Receivable from Subs (10330220)         10,712,786     (2,245,301,206)     1,866,181,684
Unamort loss-reacquired debt (10640000)          59,340,489                            18,984,522          3,072,554
Regulated tax asset (10650000)                    4,628,726                             4,628,726
HLP Regulated asset (10662500)                3,247,887,989
Restricted Cash (10330319)                        6,774,506
Total Other Deferred Debits                     306,117,980                           (27,893,400)
                                            ---------------    ---------------    ---------------    ---------------
TOTAL OTHER ASSETS                           13,497,876,313    (13,543,793,130)    17,888,786,823      4,528,072,490
                                            ---------------    ---------------    ---------------    ---------------
TOTAL ASSETS                                 22,838,816,800    (16,639,727,461)    18,609,786,136      4,530,776,569
                                            ===============    ===============    ===============    ===============


                                             RE FINANCECO      RE FINANCECO       RE FINANCECO      RE FINANCECO
                                                LP III          GP LLC III           LP II            GP LLC II
                                                DEC 01            DEC 01             DEC 01             DEC 01
                                            ---------------   ---------------   ---------------    ---------------
BALANCE SHEET

Cash (10440000)                                           0                 0               666                313
Temporary Investments (10430200)
Customers Accounts Receivable (1042011)
Allowance for Doubtful Accts (10420115)
Unbilled Receivables (10420116)
Interest Receivables (10420126)
Other Receivables, net (10420118)
Accounts Receivable from Subs (10420210)                                    0           684,750
Interest Receivable from Subs (10420215)
Short Term Notes Rec (10330610)
ST Notes Receivables from Subs (10330210)                 0                        (256,007,992)
ST Inv in Time Warner CS (10420408)
Materials and Supplies (10410100)
Fuel Stock (10410200)
Total Prepaid Expenses
                                            ---------------   ---------------   ---------------    ---------------
CURRENT ASSETS                                            0                 0      (255,322,576)               313
                                            ---------------   ---------------   ---------------    ---------------

Electric and gas plant (10320100)
Nuclear Plant (10320200)
Other Property (10320300)
Construction Work in Progress (10320400)
                                            ---------------   ---------------   ---------------    ---------------
PROPERTY, PLANT AND EQUIPMENT, GROSS
Accumulated Depreciation (10320900)
                                            ---------------   ---------------   ---------------    ---------------
PROPERTY, PLANT AND EQUIPMENT, NET
                                            ---------------   ---------------   ---------------    ---------------


Intangibles (10310215)
Investments in Subsidiaries (10330100)                   20           712,103       556,000,000          1,101,073
LT Notes Receivable from Subs (10330220)
Unamort loss-reacquired debt (10640000)                   0                             434,987
Regulated tax asset (10650000)
HLP Regulated asset (10662500)
Restricted Cash (10330319)
Total Other Deferred Debits
                                            ---------------   ---------------   ---------------    ---------------
TOTAL OTHER ASSETS                                       20           712,103       556,434,987          1,101,073
                                            ---------------   ---------------   ---------------    ---------------
TOTAL ASSETS                                             20           712,103       301,112,411          1,101,386
                                            ===============   ===============   ===============    ===============


                                              RE FINANCECO      RE FINANCECO        UTILITY        CNP INVESTMENT
                                                 IV, LP            IV, GP           SEGMENT            MGT, INC.
                                                 DEC 01            DEC 01            DEC 01             DEC 01
                                            ---------------   ---------------   ---------------    ---------------
BALANCE SHEET

Cash (10440000)                                       1,000                           3,427,492              8,983
Temporary Investments (10430200)
Customers Accounts Receivable (1042011)                                               4,509,221
Allowance for Doubtful Accts (10420115)                                             (13,000,000)
Unbilled Receivables (10420116)                                                      33,404,006
Interest Receivables (10420126)
Other Receivables, net (10420118)                                                    59,122,593
Accounts Receivable from Subs (10420210)                                             25,190,525
Interest Receivable from Subs (10420215)                                                      0
Short Term Notes Rec (10330610)                                                           4,263
ST Notes Receivables from Subs (10330210)                                            (2,578,802)
ST Inv in Time Warner CS (10420408)                                                           0        826,609,443
Materials and Supplies (10410100)                                                   174,361,507
Fuel Stock (10410200)                                                                86,806,825
Total Prepaid Expenses                                                                7,078,775
                                            ---------------   ---------------   ---------------    ---------------
CURRENT ASSETS                                        1,000                         378,326,403        826,618,425
                                            ---------------   ---------------   ---------------    ---------------

Electric and gas plant (10320100)                                                14,524,546,288
Nuclear Plant (10320200)                                                            320,311,556
Other Property (10320300)                                                            48,265,709
Construction Work in Progress (10320400)                                            673,549,712
                                            ---------------   ---------------   ---------------    ---------------
PROPERTY, PLANT AND EQUIPMENT, GROSS                                             15,566,673,265
Accumulated Depreciation (10320900)                                              (7,602,823,321)
                                            ---------------   ---------------   ---------------    ---------------
PROPERTY, PLANT AND EQUIPMENT, NET                                                7,963,849,944
                                            ---------------   ---------------   ---------------    ---------------


Intangibles (10310215)                                                               44,314,399
Investments in Subsidiaries (10330100)                                 70,010             1,000
LT Notes Receivable from Subs (10330220)                                                      0          3,234,276
Unamort loss-reacquired debt (10640000)                                              36,848,427
Regulated tax asset (10650000)                                                                0
HLP Regulated asset (10662500)                                                    3,247,887,989
Restricted Cash (10330319)                                                            6,774,506
Total Other Deferred Debits                                                         333,993,490
                                            ---------------   ---------------   ---------------    ---------------
TOTAL OTHER ASSETS                                                     70,010     3,669,819,811          3,234,276
                                            ---------------   ---------------   ---------------    ---------------
TOTAL ASSETS                                          1,000            70,010    12,011,996,158        829,852,701
                                            ===============   ===============   ===============    ===============

                              CNP HOUSTON ELECTRIC
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                                  UTILITY HOLDING,   HI FINANCECO GP                 HI FINANCECO GP
                                               CNP, INC (TEXAS)         LLC               LLC          CNP TRUST I       LLC II
                                                    DEC 01            DEC 01             DEC 01           DEC 01         DEC 01
                                               ----------------   ----------------   ---------------   -----------   ---------------
BALANCE SHEET

Cash (10440000)                                           1,000             14,000            (4,210)
Temporary Investments (10430200)                                                                   0
Customers Accounts Receivable (1042011)
Allowance for Doubtful Accts (10420115)
Unbilled Receivables (10420116)
Interest Receivables (10420126)
Other Receivables, net (10420118)
Accounts Receivable from Subs (10420210)                                                  12,125,471
Interest Receivable from Subs (10420215)                                                           0             0
Short Term Notes Rec (10330610)
ST Notes Receivable from Subs (10330210)                                               2,787,561,656
ST Inv in Time Warner CS (10420408)
Materials and Supplies (10410100)
Fuel Stock (10410200)
Total Prepaid Expenses
                                               ----------------   ----------------   ---------------   -----------   ---------------
CURRENT ASSETS                                            1,000             14,000     2,799,682,916             0
                                               ----------------   ----------------   ---------------   -----------   ---------------

Electric and gas plant (10320100)
Nuclear Plant (10320200)
Other Property (10320300)
Construction Work in Progress (10320400)
                                               ----------------   ----------------   ---------------   -----------   ---------------
PROPERTY, PLANT AND EQUIPMENT, GROSS
Accumulated Depreciation (10320900)
                                               ----------------   ----------------   ---------------   -----------   ---------------
PROPERTY, PLANT AND EQUIPMENT, NET
                                               ----------------   ----------------   ---------------   -----------   ---------------


Intangibles (10310215)
Investments in Subsidiaries (10330100)                   14,000                            6,807,931                               0
LT Notes Receivable from Subs (10330220)                                                               386,598,032
Unamort loss-reacquired debt (10640000)
Regulated tax asset (10650000)
HLP Regulated asset (10662500)
Restricted Cash (10330319)
Total Other Deferred Debits
TOTAL OTHER ASSETS                                                                            17,890
                                               ----------------   ----------------   ---------------   -----------   ---------------
TOTAL ASSETS                                             14,000                            6,825,820   386,598,032                 0
                                               ----------------   ----------------   ---------------   -----------   ---------------
                                                         15,000             14,000     2,806,508,737   386,598,032                 0
                                               ================   ================   ===============   ===========   ===============

                              CNP HOUSTON ELECTRIC
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                           CNP HOUSTON          G43_LEGAL          CNP CORPORATE
                                                            ELECTRIC        ELIMINATION ENTITY       DIVISION       HI FINANCECO LP
                                                             DEC 01               DEC 01               DEC 01            DEC 01
ST Bank Notes Payable (20420100)                         2,793,051,000                                               2,629,320,000
ST-Indexed debt obligation (20420104)                      122,988,495                               122,988,495
Intercompany notes payable ST (20460200)                 2,936,653,164         (2,988,520,672)     3,492,051,944      (175,034,304)
Cur portion LT Debt (20410210)                             513,998,574                                99,960,800
Trade accounts payable (20440100)                          158,307,928                                 1,857,343
Other Payable, net                                          64,977,094               (579,458)        31,062,679           (72,964)
Intercompany accounts payable (20460100)                    39,005,388           (107,413,667)        24,333,249         5,699,909
Intercompany interest payable (20460150)                             0                      0                  0
Cur state income tax payable (20480115)                      1,755,325                                   (45,317)
Cur other tax payable (20480117)                           150,159,060                               (15,726,283)
Current FIT payable (20480110)                              77,837,435                                 8,114,992
Deferred FIT payable (20480120)                            321,401,640                               466,584,044
Def state inc tax payable (20480125)                        13,544,910                                13,544,910
Interest accrued (20480210)                                 66,669,969                                 7,439,160         5,864,865
ST Non-trading derivative (20480240)                        13,668,811                                 2,045,406        11,623,405
ZENS Options (20480250)                                    730,224,630                               730,224,630
Customer deposits (20510000)                                57,462,728
Dividends accrued (20480220)                                     8,642                                    41,108
Regulatory Liability, Current (20480370)                   154,783,438
Other current liabilities, net                             135,799,424                                 8,996,719                 0
                                                        --------------        ---------------     --------------     -------------
CURRENT LIABILITIES                                      8,352,297,655         (3,096,513,797)     4,993,473,879     2,477,400,911
                                                        --------------        ---------------     --------------     -------------

LT debentures (20410220)                                 2,936,677,291                                         0
Cap lease LT portion (20410235)                             10,515,661
IC notes payable -- LT (20460300)                              516,633         (2,245,301,190)       390,348,924     1,854,252,160
                                                        --------------        ---------------     --------------     -------------
DEBT                                                     2,947,709,585         (2,245,301,190)       390,348,924     1,854,252,160
                                                        --------------        ---------------     --------------     -------------

LT deferred FIT liability (20520000)                     1,834,735,353                              (121,976,610)
Inv_tax_credit (20550000)                                  240,983,257
Benefit Obligations                                        236,029,457                               121,300,811
Regulatory Liability (20594250)                          1,189,685,490                                 2,267,336
Deferred Credits                                           461,403,334                               261,244,225
                                                        --------------        ---------------     --------------     -------------
LONG-TERM LIABILITIES                                    3,962,836,891                               262,835,762
                                                        --------------        ---------------     --------------     -------------
PREFERRED STOCK OF SUB TRUST (20330000)                    705,189,159                               (11,390,718)

Capital Stock                                                3,029,414         (6,028,416,511)     5,077,959,606
Additional Paid-in Capital (20120000)                    3,894,385,417         (1,241,570,010)     3,894,385,417
Partners' Capital (20125000)                                         0         (1,058,381,310)                         854,822,020
ESOP (20150000)                                           (131,887,644)                             (131,887,644)
FAS133_EFF_OCI (20165000)                                   (1,329,514)                               (1,329,514)
Currency Translation Adjustment -- Plug                           (498)                     0               (562)             (175)
Benefits Minimum Liab. Adj. (20185000)                      (3,755,050)                               (1,870,050)
Retained Earnings/Loss (71000000)                        3,110,341,385         (2,969,544,644)     4,137,261,035      (655,698,347)
                                                        --------------        ---------------     --------------     -------------
STOCKHOLDERS' EQUITY                                     6,870,783,510        (11,297,912,475)    12,974,518,289       199,123,498
                                                        --------------        ---------------     --------------     -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              22,838,816,800        (16,639,727,461)    18,609,786,136     4,530,776,569
                                                        ==============        ===============     ==============     =============

                                                          RE FINANCECO
                                                               LP          RE FINANCECO     GPRE FINANCECO LP   RE FINANCECO
                                                              III            LLC III               II              LLC II
                                                             DEC 01           DEC 01             DEC 01            DEC 01
ST Bank Notes Payable (20420100)                                    0
ST-Indexed debt obligation (20420104)
Intercompany notes payable ST (20460200)                            0               0          (32,600,000)          11,000
Cur portion LT Debt (20410210)                                                                 299,895,000
Trade accounts payable (20440100)
Other Payable, net                                               (981)            (38)
Intercompany accounts payable (20460100)                            0                            1,334,160               46
Intercompany interest payable (20460150)
Cur state income tax payable (20480115)
Cur other tax payable (20480117)
Current FIT payable (20480110)
Deferred FIT payable (20480120)                                                                          0
Def state inc tax payable (20480125)
Interest accrued (20480210)                                         0                            3,350,250
ST Non-trading derivative (20480240)                                                                     0
ZENS Options (20480250)
Customer deposits (20510000)
Dividends accrued (20480220)
Regulatory Liability, Current (20480370)
Other current liabilities, net
                                                          -----------        --------          -----------       ----------
CURRENT LIABILITIES                                              (980)            (38)         271,979,410           11,046
                                                          -----------        --------          -----------       ----------

LT debentures (20410220)                                                                                 0
Cap lease LT portion (20410235)
IC notes payable -- LT (20460300)
                                                          -----------        --------          -----------       ----------
DEBT                                                                                                     0
                                                          -----------        --------          -----------       ----------

LT deferred FIT liability (20520000)
Inv_tax_credit (20550000)
Benefit Obligations
Regulatory Liability (20594250)
Deferred Credits
                                                          -----------        --------          -----------       ----------
LONG-TERM LIABILITIES
                                                          -----------        --------          -----------       ----------
PREFERRED STOCK OF SUB TRUST (20330000)

Capital Stock                                                  42,529           1,010
Additional Paid-in Capital (20120000)
Partners' Capital (20125000)                               78,619,252         711,093          110,042,241        1,101,073
ESOP (20150000)
FAS133_EFF_OCI (20165000)                                                                                0
Currency Translation Adjustment -- Plug                            20               0                   16                0
Benefits Minimum Liab. Adj. (20185000)
Retained Earnings/Loss (71000000)                         (78,660,800)             38          (80,909,256)         (10,733)
                                                          -----------        --------          -----------       ----------
STOCKHOLDERS' EQUITY                                            1,000         712,141           29,133,001        1,090,340
                                                          -----------        --------          -----------       ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         20         712,103          301,112,411        1,101,386
                                                          ===========        ========          ===========       ==========

                                                      GPRE FINANCECO
                                                          IV, RE           FINANCECO IV,                        CNP INVESTMENT
                                                            LP                  GP          UTILITY SEGMENT        MGT, INC.
                                                          DEC 01              DEC 01             DEC 01              DEC 01
ST Bank Notes Payable (20420100)                                                                163,731,000
ST-Indexed debt obligation (20420104)
Intercompany notes payable ST (20460200)
Cur portion LT Debt (20410210)                                                                  114,142,775
Trade accounts payable (20440100)                                                               156,450,585
Other Payable, net                                                                               34,567,855
Intercompany accounts payable (20460100)                                                        109,607,871
Intercompany interest payable (20460150)                                                                  0
Cur state income tax payable (20480115)
Cur other tax payable (20480117)                                                                166,448,983
Current FIT payable (20480110)                                                                   69,723,294               (852)
Deferred FIT payable (20480120)                                                                                   (145,182,404)
Def state inc tax payable (20480125)
Interest accrued (20480210)                                                                      50,015,694
ST Non-trading derivative (20480240)
ZENS Options (20480250)
Customer deposits (20510000)                                                                     57,462,728
Dividends accrued (20480220)                                                                        (32,466)
Regulatory Liability, Current (20480370)                                                        154,783,438
Other current liabilities, net                                                                  126,802,705
                                                        ----------            ------         --------------      -------------
CURRENT LIABILITIES                                                                           1,203,704,461       (145,183,256)
                                                        ----------            ------         --------------      -------------

LT debentures (20410220)                                                                      2,936,677,291
Cap lease LT portion (20410235)                                                                  10,515,661
IC notes payable -- LT (20460300)                                                                         0          1,216,738
                                                        ----------            ------         --------------      -------------
DEBT                                                                                          2,947,192,952          1,216,738
                                                        ----------            ------         --------------      -------------

LT deferred FIT liability (20520000)                                                          1,956,711,963                  0
Inv_tax_credit (20550000)                                                                       240,983,257
Benefit Obligations                                                                             114,728,645
Regulatory Liability (20594250)                                                               1,187,418,154
Deferred Credits                                                                                200,159,109
                                                        ----------            ------         --------------      -------------
LONG-TERM LIABILITIES                                                                         3,700,001,128                  0
                                                        ----------            ------         --------------      -------------
PREFERRED STOCK OF SUB TRUST (20330000)                                                         341,658,431

Capital Stock                                                                                   937,732,560              1,000
Additional Paid-in Capital (20120000)                                                                            1,241,452,256
Partners' Capital (20125000)                             8,570,622            70,010                  3,000
ESOP (20150000)
FAS133_EFF_OCI (20165000)
Currency Translation Adjustment -- Plug                          0                 0                   (137)                49
Benefits Minimum Liab. Adj. (20185000)                                                           (1,885,000)
Retained Earnings/Loss (71000000)                       (8,569,622)                           2,883,588,762       (267,634,086)
                                                        ----------            ------         --------------      -------------
STOCKHOLDERS' EQUITY                                         1,000            70,010          3,819,439,185        973,819,219
                                                        ----------            ------         --------------      -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   1,000            70,010         12,011,996,158        829,852,701
                                                        ==========            ======         ==============      =============

                              CNP HOUSTON ELECTRIC
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                                  UTILITY HOLDING,   HI FINANCECO GP                 HI FINANCECO GP
                                               CNP, INC (TEXAS)         LLC               LLC          CNP TRUST I       LLC II
                                                    DEC 01            DEC 01             DEC 01           DEC 01         DEC 01
                                               ----------------   ----------------   ---------------   -----------   ---------------
ST Bank Notes Payable (20420100)
ST-Indexed debt obligation (20420104)
Intercompany notes payable ST (20460200)                                               2,640,745,196
Cur portion LT Debt (20410210)
Trade accounts payable (20440100)
Other Payable, net                                            0
Intercompany accounts payable (20460100)                                                   5,443,821
Intercompany interest payable (20460150)                                                           0             0
Cur state income tax payable (20480115)                                                    1,800,642
Cur other tax payable (20480117)                                                            (563,640)
Current FIT payable (20480110)
Deferred FIT payable (20480120)
Def state inc tax payable (20480125)
Interest accrued (20480210)                                                                                      0
ST Non-trading derivative (20480240)
ZENS Options (20480250)
Customer deposits (20510000)
Dividends accrued (20480220)
Regulatory Liability, Current (20480370)
Other current liabilities, net
                                               ----------------   ----------------   ---------------   -----------   ---------------
CURRENT LIABILITIES                                           0                        2,647,426,019             0
                                               ----------------   ----------------   ---------------   -----------   ---------------
LT debentures (20410220)
Cap lease LT portion (20410235)
IC notes payable -- LT (20460300)
                                               ----------------   ----------------   ---------------   -----------   ---------------
DEBT
                                               ----------------   ----------------   ---------------   -----------   ---------------
LT deferred FIT liability (20520000)
Inv_tax_credit (20550000)
Benefit Obligations
Regulatory Liability (20594250)
Deferred Credits
                                               ----------------   ----------------   ---------------   -----------   ---------------
LONG-TERM LIABILITIES
                                               ----------------   ----------------   ---------------   -----------   ---------------
PREFERRED STOCK OF SUB TRUST (20330000)                                                                374,921,447
Capital Stock                                             3,000              2,000         4,106,220    11,598,000
Additional Paid-in Capital (20120000)                    12,000             12,000                          93,754
Partners' Capital (20125000)                                                               4,442,000
ESOP (20150000)
FAS133_EFF_OCI (20165000)
Currency Translation Adjustment -- Plug                       0                  0               258            32                 0
Benefits Minimum Liab. Adj. (20185000)
Retained Earnings/Loss (71000000)                                                        150,534,239       (15,201)                0
                                               ----------------   ----------------   ---------------   -----------   ---------------
STOCKHOLDERS' EQUITY                                     15,000             14,000       159,082,718    11,676,585                 0
                                               ----------------   ----------------   ---------------   -----------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               15,000             14,000     2,806,508,737   386,598,032                 0
                                               ----------------   ----------------   ---------------   -----------   ---------------

                              CNP HOUSTON ELECTRIC
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                       CNP          G43_LEGAL           CNP                           RE
                                                     HOUSTON       ELIMINATION       CORPORATE          HI         FINANCECO
                                                    ELECTRIC          ENTITY         DIVISION       FINANCECO       LP III
                                                     DEC 01           DEC 01          DEC 01        LP DEC 01       DEC 01
INCOME STATEMENT

External Electric Revenues (30110100)             5,297,022,778                        5,504,881
External Trading Revenues (30110201)                 37,529,378
Consumer Services Revenue (30110205)                        636
External Other Revenues (30110206)                  174,323,699
Intercompany Electric Rev (30120100)                  1,632,921
Intercompany Trading Revenues (3012020)                 307,947
                                                  -------------   --------------   -------------   ------------   -----------
TOTAL REVENUES                                    5,510,817,359                        5,504,881
                                                  -------------   --------------   -------------   ------------   -----------

Natural Gas and Fuel (30510000)                   1,303,980,633                0       5,504,881
Purchase Power (30515000)                         1,220,242,428
IC Power Purchased (30530000)                         2,309,256                0
Operating & Administrative Expenses               1,042,288,435                       38,343,693        253,593
IC O & M Expenses (30620000)                         52,817,296
Taxes Other Than Income (30620200)                  377,658,807                           (7,530)
Depreciation of Assets (30710100)                   135,343,443                        2,401,688
Amortization of Assets                              320,510,921
                                                  -------------   --------------   -------------   ------------   -----------
OPERATING EXPENSES                                4,455,151,218                0      46,242,733        253,593
                                                  -------------   --------------   -------------   ------------   -----------
OPERATING INCOME (LOSS)                           1,055,666,140                0     (40,737,852)      (253,593)
                                                  -------------   --------------   -------------   ------------   -----------

Revenue from Inv in Subs (40110200)                 483,679,935   (1,338,679,708)  1,822,359,643
Other Nonoperating Income                            11,752,439                          327,806
Gns (Losses) from Investments (40130100)                204,793                       78,527,692                  (78,322,899)
G/L on Indexed Debt Sec (40130200)                   58,032,629                       58,032,629
G/L on Invest. in Time Warner (40130300)            (70,214,593)
Interest Revenues (40140100)                         38,064,984                        1,053,185
Oth Int and Rel Rev -- Subs (40140200)               44,808,329     (212,649,708)     39,787,164
                                                  -------------   --------------   -------------   ------------   -----------
TOTAL NON-OPERATING INCOME                          566,328,516   (1,551,329,416)  2,000,088,119                  (78,322,899)
                                                  -------------   --------------   -------------   ------------   -----------
INCOME BEFORE INTEREST & TAXES                    1,621,994,656   (1,551,329,416)  1,959,350,268       (253,593)  (78,322,899)
                                                  -------------   --------------   -------------   ------------   -----------

Interest Exp -- LT Debt (40170100)                  206,158,033                       38,516,567
Other Interest (40170150)                           193,205,991                0          13,047    142,947,652    15,798,180
Interest_Exp_Subs (40170200)                        114,327,343     (212,649,708)    134,170,389     73,737,993        87,821
Preferred Int of Sub Trust (40170350)                55,569,500
AFUDC -- Borrowed (40170300)                         (4,580,631)
Capitalized Interest (40170400)                      (4,360,053)
Amortization of Debt (40170500)                      14,954,266                        1,212,991      5,829,874       502,313
                                                  -------------   --------------   -------------   ------------   -----------
INTEREST AND RELATED EXPENSES                       575,274,449     (212,649,708)    173,912,994    222,515,519    16,388,314
                                                  -------------   --------------   -------------   ------------   -----------
INCOME BEFORE TAXES                               1,046,720,208   (1,338,679,708)  1,785,437,274   (222,769,112)  (94,711,213)
                                                  -------------   --------------   -------------   ------------   -----------

Current Fed Income Taxes (60110000)                 311,759,149                     (174,563,305)
Current State Income Taxes (60111000)                       533                              533
Deferred Federal Income Taxes (60130000)           (118,738,819)                      62,472,114
Investment Tax Credit (60133000)                    (17,794,669)
                                                  -------------   --------------   -------------   ------------   -----------
TAXES                                               175,226,195                     (112,090,658)
                                                  -------------   --------------   -------------   ------------   -----------
INCOME BEFORE EXTRAORDINARY ITEMS                   871,494,013   (1,338,679,708)  1,897,527,932   (222,769,112)  (94,711,213)
                                                  -------------   --------------   -------------   ------------   -----------

Cum Eff Chng in Acct Principle (60160000)           (58,556,426)                     (58,556,426)
ANNUAL NET INCOME (LOSS)                            930,050,439   (1,338,679,708)  1,956,084,358   (222,769,112)  (94,711,213)
Pref. Dividend Requirements (60310000)                  858,197
                                                  -------------   --------------   -------------   ------------   -----------
INCOME AVAILABLE FOR COMMON STOCK                   929,192,242   (1,338,679,708)  1,956,084,358   (222,769,112)  (94,711,213)
Dividends                                           323,518,100     (333,400,576)    323,518,084
Retained Earnings/Loss Carried Forward            2,504,667,243   (1,964,265,512)  2,504,694,761   (432,929,236)   16,050,413
                                                  -------------   --------------   -------------   ------------   -----------
RETAINED EARNINGS (LOSS)                          3,110,341,385   (2,969,544,644)  4,137,261,035   (655,698,347)  (78,660,800)
                                                  =============   ==============   =============   ============   ===========

                                                     RE                        RE
                                                  FINANCECO       RE        FINANCECO       RE          RE
                                                    LP GP      FINANCECO     GP LLC     FINANCECO    FINANCECO      UTILITY
                                                   LLC III       LP II         II         IV, LP      IV, GP        SEGMENT
                                                   DEC 01       DEC 01       DEC 01       DEC 01      DEC 01        DEC 01

INCOME STATEMENT

External Electric Revenues (30110100)                                                                            5,291,517,897
External Trading Revenues (30110201)                                                                                37,529,378
Consumer Services Revenue (30110205)                                                                                       636
External Other Revenues (30110206)                                                                                 174,323,699
Intercompany Electric Rev (30120100)                                                                                 1,632,921
Intercompany Trading Revenues (3012020)                                                                                307,947
                                                     --       -----------    -------    ----------    -------    -------------
TOTAL REVENUES                                                                                                   5,505,312,478
                                                     --       -----------    -------    ----------    -------    -------------

Natural Gas and Fuel (30510000)                                                                                  1,298,475,752
Purchase Power (30515000)                                                                                        1,220,242,428
IC Power Purchased (30530000)                                                                                        2,309,256
Operating & Administrative Expenses                                 4,040        113                             1,003,669,815
IC O & M Expenses (30620000)                                                                                        52,817,296
Taxes Other Than Income (30620200)                                                                                 376,110,138
Depreciation of Assets (30710100)                                                                                  132,941,754
Amortization of Assets                                                                                             320,510,921
                                                     --       -----------    -------    ----------    -------    -------------
OPERATING EXPENSES                                                  4,040        113                             4,407,077,360
                                                     --       -----------    -------    ----------    -------    -------------
OPERATING INCOME (LOSS)                                            (4,040)      (113)                            1,098,235,118
                                                     --       -----------    -------    ----------    -------    -------------

Revenue from Inv in Subs (40110200)
Other Nonoperating Income                                                                                           11,424,633
Gns (Losses) from Investments (40130100)
G/L on Indexed Debt Sec (40130200)
G/L on Invest. in Time Warner (40130300)
Interest Revenues (40140100)                                                                                        36,888,884
Oth Int and Rel Rev -- Subs (40140200)               26           247,109                                            1,228,346
                                                     --       -----------    -------    ----------    -------    -------------
TOTAL NON-OPERATING INCOME                           26           247,109                                           49,541,863
                                                     --       -----------    -------    ----------    -------    -------------
INCOME BEFORE INTEREST & TAXES                       26           243,068       (113)                            1,147,776,981
                                                     --       -----------    -------    ----------    -------    -------------

Interest Exp -- LT Debt (40170100)                             22,220,333                                          145,421,132
Other Interest (40170150)                                      13,570,031                                           20,877,082
Interest_Exp_Subs (40170200)                                      649,138        753                                 2,685,188
Preferred Int of Sub Trust (40170350)                                                                               28,569,500
AFUDC -- Borrowed (40170300)                                                                                        (4,580,631)
Capitalized Interest (40170400)                                                                                     (4,360,053)
Amortization of Debt (40170500)                                   779,743                                            6,627,647
                                                     --       -----------    -------    ----------    -------    -------------
INTEREST AND RELATED EXPENSES                                  37,219,245        753                               195,239,865
                                                     --       -----------    -------    ----------    -------    -------------
INCOME BEFORE TAXES                                  26       (36,976,177)      (867)                              952,537,116
                                                     --       -----------    -------    ----------    -------    -------------

Current Fed Income Taxes (60110000)                                                                                486,327,671
Current State Income Taxes (60111000)
Deferred Federal Income Taxes (60130000)                                                                          (156,635,826)
Investment Tax Credit (60133000)                                                                                   (17,794,669)
                                                     --       -----------    -------    ----------    -------    -------------
TAXES                                                                                                              311,897,177
                                                     --       -----------    -------    ----------    -------    -------------
INCOME BEFORE EXTRAORDINARY ITEMS                    26       (36,976,177)      (867)                              640,639,940
                                                     --       -----------    -------    ----------    -------    -------------

Cum Eff Chng in Acct Principle (60160000)
ANNUAL NET INCOME (LOSS)                             26       (36,976,177)      (867)                              640,639,940
Pref. Dividend Requirements (60310000)                                                                                 858,197
                                                     --       -----------    -------    ----------    -------    -------------
INCOME AVAILABLE FOR COMMON STOCK                    26       (36,976,177)      (867)                              639,781,742
Dividends                                                                                                          332,565,536
Retained Earnings/Loss Carried Forward               11       (43,933,079)    (9,866)   (8,569,622)              2,576,372,556
                                                     --       -----------    -------    ----------    -------    -------------
RETAINED EARNINGS (LOSS)                             38       (80,909,256)   (10,733)   (8,569,622)              2,883,588,762
                                                     ==       ===========    =======    ==========    =======    =============


                                                      CNP
                                                   INVESTMENT
                                                   MGT, INC.
                                                     DEC 01

INCOME STATEMENT

External Electric Revenues (30110100)
External Trading Revenues (30110201)
Consumer Services Revenue (30110205)
External Other Revenues (30110206)
Intercompany Electric Rev (30120100)
Intercompany Trading Revenues (3012020)
                                                  ------------
TOTAL REVENUES
                                                  ------------

Natural Gas and Fuel (30510000)
Purchase Power (30515000)
IC Power Purchased (30530000)
Operating & Administrative Expenses                     15,222
IC O & M Expenses (30620000)
Taxes Other Than Income (30620200)                          50
Depreciation of Assets (30710100)
Amortization of Assets
                                                  ------------
OPERATING EXPENSES                                      15,272
                                                  ------------
OPERATING INCOME (LOSS)                                (15,272)
                                                  ------------

Revenue from Inv in Subs (40110200)
Other Nonoperating Income
Gns (Losses) from Investments (40130100)
G/L on Indexed Debt Sec (40130200)
G/L on Invest. in Time Warner (40130300)           (70,214,593)
Interest Revenues (40140100)                               367
Oth Int and Rel Rev -- Subs (40140200)
                                                  ------------
TOTAL NON-OPERATING INCOME                         (70,214,226)
                                                  ------------
INCOME BEFORE INTEREST & TAXES                     (70,229,498)
                                                  ------------

Interest Exp -- LT Debt (40170100)
Other Interest (40170150)
Interest_Exp_Subs (40170200)
Preferred Int of Sub Trust (40170350)
AFUDC -- Borrowed (40170300)
Capitalized Interest (40170400)
Amortization of Debt (40170500)
                                                  ------------
INTEREST AND RELATED EXPENSES
                                                  ------------
INCOME BEFORE TAXES                                (70,229,498)
                                                  ------------

Current Fed Income Taxes (60110000)                     (5,217)
Current State Income Taxes (60111000)
Deferred Federal Income Taxes (60130000)           (24,575,107)
Investment Tax Credit (60133000)
                                                  ------------
TAXES                                              (24,580,324)
                                                  ------------
INCOME BEFORE EXTRAORDINARY ITEMS                  (45,649,174)
                                                  ------------

Cum Eff Chng in Acct Principle (60160000)
ANNUAL NET INCOME (LOSS)                           (45,649,174)
Pref. Dividend Requirements (60310000)
                                                  ------------
INCOME AVAILABLE FOR COMMON STOCK                  (45,649,174)
Dividends
Retained Earnings/Loss Carried Forward            (221,984,912)
                                                  ------------
RETAINED EARNINGS (LOSS)                          (267,634,086)
                                                  ============

                              CNP HOUSTON ELECTRIC
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                                  UTILITY HOLDING,   HI FINANCECO GP                 HI FINANCECO GP
                                               CNP, INC (TEXAS)         LLC               LLC          CNP TRUST I       LLC II
                                                    DEC 01            DEC 01             DEC 01           DEC 01         DEC 01
                                               ----------------   ----------------   ---------------   -----------   ---------------
INCOME STATEMENT

External Electric Revenues (30110100)
External Trading Revenues (30110201)
Consumer Services Revenue (30110205)
External Other Revenues (30110206)
Intercompany Electric Rev (30120100)
Intercompany Trading Revenues (3012020)
                                               ----------------   ----------------   ---------------   -----------   ---------------
TOTAL REVENUES
                                               ----------------   ----------------   ---------------   -----------   ---------------
Natural Gas and Fuel (30510000)
Purchase Power (30515000)
IC Power Purchased (30530000)
Operating & Administrative Expenses                                          1,957                 0
IC O & M Expenses (30620000)
Taxes Other Than Income (30620200)                                       1,556,150
Depreciation of Assets (30710100)
Amortization of Assets
                                               ----------------   ----------------   ---------------   -----------   ---------------
OPERATING EXPENSES                                                       1,558,107                 0
                                               ----------------   ----------------   ---------------   -----------   ---------------
OPERATING INCOME (LOSS)                                                 (1,558,107)                0
                                               ----------------   ----------------   ---------------   -----------   ---------------
Revenue from Inv in Subs (40110200)
Other Nonoperating Income
Gns (Losses) from Investments (40130100)
G/L on Indexed Debt Sec (40130200)
G/L on Invest. in Time Warner (40130300)
Interest Revenues (40140100)                                               122,548
Oth Int and Rel Rev -- Subs (40140200)                                 188,360,336        27,835,056
                                               ----------------   ----------------   ---------------   -----------   ---------------
TOTAL NON-OPERATING INCOME                                             188,482,884        27,835,056
                                               ----------------   ----------------   ---------------   -----------   ---------------
INCOME BEFORE INTEREST & TAXES                                         186,924,777        27,835,056
                                               ----------------   ----------------   ---------------   -----------   ---------------
Interest Exp -- LT Debt (40170100)
Other Interest (40170150)
Interest Exp Subs (40170200)                                           115,645,769
Preferred Int of Sub Trust (40170350)                                                     27,000,000
AFUDC -- Borrowed (40170300)
Capitalized Interest (40170400)
Amortization of Debt (40170500)                                                                1,698
                                               ----------------   ----------------   ---------------   -----------   ---------------
INTEREST AND RELATED EXPENSES                                          115,645,769        27,001,698
                                               ----------------   ----------------   ---------------   -----------   ---------------
INCOME BEFORE TAXES                                                     71,279,008           833,358
                                               ----------------   ----------------   ---------------   -----------   ---------------
Current Fed Income Taxes (60110000)
Current State Income Taxes (60111000)                                            0
Deferred Federal Income Taxes (60130000)
Investment Tax Credit (60133000)
                                               ----------------   ----------------   ---------------   -----------   ---------------
TAXES                                                                            0
                                               ----------------   ----------------   ---------------   -----------   ---------------
INCOME BEFORE EXTRAORDINARY ITEMS                                       71,279,008           833,358
                                               ----------------   ----------------   ---------------   -----------   ---------------
Cum Eff Chng in Acct Principle (60160000)
ANNUAL NET INCOME (LOSS)                                                71,279,008           833,358
Pref. Dividend Requirements (60310000)
                                               ----------------   ----------------   ---------------   -----------   ---------------
INCOME AVAILABLE FOR COMMON STOCK                                       71,279,008           833,358
Dividends                                                                                    835,056
Retained Earnings/Loss Carried Forward                                  79,255,232           (13,503)            0
                                               ----------------   ----------------   ---------------   -----------   ---------------
RETAINED EARNINGS (LOSS)                                               150,534,239           (15,201)            0
                                               ================   ================   ===============   ===========   ===============

                        CONS. CNP RESOURCES CORP (LEGAL)
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE

                                                                 CONS. CNP          H01 LEGAL            CNP
                                                                 RESOURCES         ELIMINATION        RESOURCES
                                                                    CORP             ENTITY            (LEGAL)
                                                                  (LEGAL)            DEC 01             DEC 01
                                                               --------------    ---------------    --------------
BALANCE SHEET

Cash (10440000)                                                   16,183,741                           12,129,960
Temporary Investments (10430200)                                     240,788                              240,788
Special Deposits (10430300)                                          304,420                              256,938
Customers Accounts Receivable (10420110)                         396,927,958                          227,578,812
Allowance for Doubtful Accts (10420115)                          (33,046,788)                         (26,890,499)
Unbilled Receivables (10420116)                                  188,425,314                          164,369,801
Other Receivables, net (10420118)                                115,397,693                           86,348,613
Accounts Receivable from Subs (10420210)                          28,368,961        (67,617,491)       25,815,602
Interest Receivable from Subs (10420215)                                   0         (4,019,810)                0
ST Notes Receivable from Subs (10330210)                         132,215,880         84,979,062       (55,666,023)
ST Non-trading derivative (10420400)                               6,996,003
Materials and Supplies (10410100)                                 33,276,568                           25,375,119
Petroleum Products (10410300)                                        315,236
Gas Stored Underground (10410400)                                110,877,478                          109,766,514
Total Prepaid Expenses                                             7,550,083                            6,678,484
Total Other Current Assets                                        10,077,993                           13,465,838
                                                               -------------     --------------     -------------
CURRENT ASSETS                                                 1,014,111,328         13,341,761       589,469,947
                                                               -------------     --------------     -------------

Electric and gas plant (10320100)                              3,553,271,702                        1,924,240,809
Other Property (10320300)                                         44,826,249                           44,366,645
Construction Work in Progress (10320400)                          70,947,835                           48,333,722
Contrib-Aid of Construction (10320500)                                (9,069)                                   0
                                                               -------------     --------------     -------------
PROPERTY, PLANT AND EQUIPMENT, GROSS                           3,669,036,717                        2,016,941,176
Accumulated Depreciation (10320900)                             (521,959,408)                        (402,717,486)
                                                               -------------     --------------     -------------
PROPERTY, PLANT AND EQUIPMENT, NET                             3,147,077,309                        1,614,223,690
                                                               -------------     --------------     -------------

Goodwill (10310220)                                            1,740,509,926                        1,008,067,972
Intangibles (10310215)                                            17,979,327                           17,979,327
Investments in Subsidiaries (10330100)                                     0     (2,121,130,625)    2,120,707,900
LT Notes Receivable from Subs (10330220)                           3,668,323     (1,615,348,126)      422,979,207
Investments                                                        7,704,465                            9,561,624
Equity Investments                                                         0
LT Notes Rec (10330620)                                            4,307,325
Unamort loss-reacquired debt (10640000)                            9,022,141                            9,022,141
Gas purchased in advance (10655000)                               12,244,300
LT Non-trading derivative (10332000)                               2,234,117
HLP Regulated asset (10662500)                                    28,911,817                           28,911,817
Total Other Deferred Debits                                      126,053,411                           66,963,008
                                                               -------------     --------------     -------------
TOTAL OTHER ASSETS                                             1,952,635,151     (3,736,478,752)    3,684,192,997
                                                               -------------     --------------     -------------
TOTAL ASSETS                                                   6,113,823,789     (3,723,136,991)    5,887,886,634
                                                               =============     ==============     =============

                                                                                  FIELD
                                                                                 SERVICES     MISSISSIPPI      HUB      BLUE JAY
                                                                   GAS            & SUBS      RIVER TRANS    SERVICES     GAS
                                                               TRANSMISSION      (LEGAL)        (LEGAL)      (LEGAL)    (LEGAL)
                                                                 (LEGAL)          DEC 01         DEC 01       DEC 01     DEC 01
                                                              --------------   ------------   ------------   --------   --------
BALANCE SHEET

Cash (10440000)                                                     877,238         24,825        (41,946)               (2,014)
Temporary Investments (10430200)
Special Deposits (10430300)                                                                        47,500
Customers Accounts Receivable (10420110)                          8,333,476      1,820,939      7,879,019                 7,460
Allowance for Doubtful Accts (10420115)                            (255,608)      (350,649)       (20,056)
Unbilled Receivables (10420116)
Other Receivables, net (10420118)                                 4,725,079          9,904        753,980
Accounts Receivable from Subs (10420210)                         20,969,290      2,474,260      5,629,948
Interest Receivable from Subs (10420215)                                                 0              0
ST Notes Receivable from Subs (10330210)                         16,257,677     24,100,276     13,523,161
ST Non-trading derivative (10420400)                              3,813,325
Materials and Supplies (10410100)                                 3,741,679      1,903,578      2,007,799
Petroleum Products (10410300)                                                      315,236
Gas Stored Underground (10410400)                                 1,110,964
Total Prepaid Expenses                                              622,493          6,281         85,007
Total Other Current Assets                                        1,456,340                    (4,844,185)
                                                              -------------    -----------    -----------     ------    -------
CURRENT ASSETS                                                   61,641,953     30,304,650     25,020,227                 5,447
                                                              -------------    -----------    -----------     ------    -------

Electric and gas plant (10320100)                             1,093,417,758    274,066,098    232,797,972
Other Property (10320300)                                           459,604
Construction Work in Progress (10320400)                          7,546,341     10,126,885      3,199,522
Contrib-Aid of Construction (10320500)
                                                              -------------    -----------    -----------     ------    -------
PROPERTY, PLANT AND EQUIPMENT, GROSS                          1,101,423,703    284,192,983    235,997,494
Accumulated Depreciation (10320900)                             (59,663,420)   (22,908,923)   (31,265,686)
                                                              -------------    -----------    -----------     ------    -------
PROPERTY, PLANT AND EQUIPMENT, NET                            1,041,760,283    261,284,060    204,731,808
                                                              -------------    -----------    -----------     ------    -------

Goodwill (10310220)                                             430,915,384     22,148,468    147,963,795
Intangibles (10310215)                                                    0              0              0
Investments in Subsidiaries (10330100)                                                   0              0
LT Notes Receivable from Subs (10330220)                         39,609,720        293,332      4,211,091     54,712    171,052
Investments
Equity Investments
LT Notes Rec (10330620)                                              50,000                             0
Unamort loss-reacquired debt (10640000)
Gas purchased in advance (10655000)                              12,244,851           (551)
LT Non-trading derivative (10332000)                                962,995
HLP Regulated asset (10662500)
Total Other Deferred Debits                                      26,810,091      6,869,731     22,055,540                12,685
                                                              -------------    -----------    -----------     ------    -------
TOTAL OTHER ASSETS                                              510,593,040     29,310,980    174,230,425     54,712    183,737
                                                              -------------    -----------    -----------     ------    -------
TOTAL ASSETS                                                  1,613,995,277    320,899,691    403,982,460     54,712    189,184
                                                              =============    ===========    ===========     ======    =======







                                                                                                CNP
                                                                LATIN                        RESOURCES
                                                               AMERICA      CNP RETAIL          MISC        ELIM OF GAIN
                                                               (LEGAL)       CORP-NEM         (LEGAL)       ON NGT ASSET
                                                                DEC 01       (LEGAL)           DEC 01          DEC 01
                                                              ----------   ------------    --------------   ------------
BALANCE SHEET

Cash (10440000)                                                 173,504       (169,264)        3,191,438
Temporary Investments (10430200)
Special Deposits (10430300)                                                        (17)                0
Customers Accounts Receivable (10420110)                                     7,702,010       143,616,241
Allowance for Doubtful Accts (10420115)                                       (288,163)       (5,241,813)
Unbilled Receivables (10420116)                                             24,343,900          (288,386)
Other Receivables, net (10420118)                                 1,575     12,468,388        11,090,155
Accounts Receivable from Subs (10420210)                                       613,142        40,484,209
Interest Receivable from Subs (10420215)                                             0         4,019,810
ST Notes Receivable from Subs (10330210)                      1,785,502     35,868,349        11,367,877
ST Non-trading derivative (10420400)                                                 0         3,182,678
Materials and Supplies (10410100)                                                                248,393
Petroleum Products (10410300)
Gas Stored Underground (10410400)
Total Prepaid Expenses                                                         155,004             2,813
Total Other Current Assets
                                                              ---------    -----------     -------------     ----------
CURRENT ASSETS                                                1,960,581     80,693,348       211,673,414
                                                              ---------    -----------     -------------     ----------

Electric and gas plant (10320100)                                           (6,194,157)       39,814,221     (4,871,000)
Other Property (10320300)
Construction Work in Progress (10320400)                                        18,072         1,723,294
Contrib-Aid of Construction (10320500)                                                            (9,069)
                                                              ---------    -----------     -------------     ----------
PROPERTY, PLANT AND EQUIPMENT, GROSS                                        (6,176,085)       41,528,446     (4,871,000)
Accumulated Depreciation (10320900)                                          6,956,916       (13,335,062)       974,254
                                                              ---------    -----------     -------------     ----------
PROPERTY, PLANT AND EQUIPMENT, NET                                             780,831        28,193,384     (3,896,747)
                                                              ---------    -----------     -------------     ----------

Goodwill (10310220)                                                        131,414,306
Intangibles (10310215)
Investments in Subsidiaries (10330100)                                               0           422,725
LT Notes Receivable from Subs (10330220)                                       178,481     1,151,518,854
Investments                                                       1,112          1,000        (1,859,271)
Equity Investments                                                    0
LT Notes Rec (10330620)                                                                        4,257,325
Unamort loss-reacquired debt (10640000)
Gas purchased in advance (10655000)
LT Non-trading derivative (10332000)                                                           1,271,122
HLP Regulated asset (10662500)
Total Other Deferred Debits                                      11,777        939,277         2,391,304
                                                              ---------    -----------     -------------     ----------
TOTAL OTHER ASSETS                                               12,889    132,533,064     1,158,002,058
                                                              ---------    -----------     -------------     ----------
TOTAL ASSETS                                                  1,973,470    214,007,243     1,397,868,856     (3,896,747)
                                                              =========    ===========     =============     ==========

                        CONS. CNP RESOURCES CORP (LEGAL)
                      PRIOR YEAR ACTUAL DATE DECEMBER 2001
                              MONTHLY/YEAR TO DATE



                                            CONS. CNP          H01 LEGAL        CNP RESOURCES         GAS         FIELD SERVICES &
                                          RESOURCES CORP   ELIMINATION ENTITY      (LEGAL)       TRANSMISSION       SUBS (LEGAL)
                                             (LEGAL)             DEC 01            DEC 01           (LEGAL)            DEC 01
                                          --------------   ------------------   -------------   ---------------   ----------------
ST Bank Notes Payable (20420100)            345,527,267                          345,527,267
Intercompany notes payable ST (20460200)             (8)         89,425,276               (4)      (30,618,976)      (8,176,120)
Trade accounts payable (20440100)            34,386,467                           28,289,821         3,314,832        1,381,085
Other Payable, net                           55,009,008         (14,125,174)      39,328,864         4,425,304        2,675,514
Gas Payables (20440300)                     174,606,814                           82,868,042         3,874,826         (602,402)
Intercompany accounts payable (20460100)    121,192,244         (66,217,069)      95,544,567        28,893,870        5,993,127
Intercompany interest payable (20460150)              0          (4,019,810)         580,521         1,996,952          395,356
Cur state income tax payable (20480115)      10,955,518                           11,882,099        (4,243,165)          71,993
Cur foreign income tax payable
 (20480116)                                         403
Cur other tax payable (20480117)             38,792,666                           32,307,618         3,556,994          351,361
Current FIT payable (20480110)                3,944,750                          (19,416,739)        6,170,275          (26,279)
Deferred FIT payable (20480120)             (17,609,500)                                   0         1,253,482
Def state inc tax payable (20480125)         (1,765,880)                                  30           231,945
Interest accrued (20480210)                  44,795,104                           44,761,303
ST Risk Mgmt Liability (20480230)                   360
ST Non-trading derivative (20480240)         59,074,769                                                     (1)
Customer deposits (20510000)                 52,088,551                           43,007,895            55,847
Other current liabilities, net               95,180,500                           87,261,859         2,320,570        1,044,330
                                          -------------      --------------    -------------    --------------      -----------
CURRENT LIABILITIES                       1,016,179,034           5,063,223      791,943,143        21,232,755        3,107,965
                                          -------------      --------------    -------------    --------------      -----------
LT debentures (20410220)                  1,927,038,852                        1,927,038,852
IC notes payable -- LT (20460300)            30,979,093      (1,615,348,128)     453,338,305       652,348,758      129,535,082
                                          -------------      --------------    -------------    --------------      -----------
DEBT                                      1,958,017,945      (1,615,348,128)   2,380,377,156       652,348,758      129,535,082
                                          -------------      --------------    -------------    --------------      -----------
LT deferred FIT liability (20520000)        401,693,354                           64,715,336       241,820,435       54,732,970
LT deferred state inc tax liab
 (20530000)                                 173,069,023                          113,279,836        44,210,508        6,644,290
Inv-tax-credit (20550000)                     6,423,264                            6,423,264
LTL Non-trading derivative (20575000)         9,825,513
Benefit Obligations                         177,559,319                          147,700,133        20,111,109        2,000,920
Regulatory Liability (20594250)              15,413,657                           11,892,406         1,503,851
Deferred Credits                            130,578,268                          122,329,812         2,718,095          527,194
                                          -------------      --------------    -------------    --------------      -----------
LONG-TERM LIABILITIES                       914,562,398                          466,340,786       310,363,997       63,905,375
                                          -------------      --------------    -------------    --------------      -----------
PREFERRED STOCK OF SUB TRUST (20330000)         554,655                              554,655
MINORITY INTEREST                               280,690                              280,690
                                          -------------      --------------    -------------    --------------      -----------
Capital Stock                                        10          (4,112,000)              10             1,000            1,000
Additional Paid-in Capital (20120000)     2,195,858,386      (3,392,682,256)   2,195,858,396     1,639,195,319       83,947,843
Partners' Capital(20125000)                           0             367,164         (367,164)
FAS133-EFF-OCI (20165000)                   (35,183,344)                                             2,915,771
Currency Translation Adjustment -- Plug            (169)                  0             (171)               (1)              (9)
Benefits Minimum Liab. Adj. (20185000)       (1,467,927)                          (1,467,927)                0                0
Retained Earnings/Loss (71000000)            65,022,111       1,283,575,007       54,367,059    (1,012,062,323)      40,402,435
                                          -------------      --------------    -------------    --------------      -----------
STOCKHOLDERS' EQUITY                      2,224,229,067      (2,112,852,085)   2,248,390,202       630,049,766      124,351,269
                                          -------------      --------------    -------------    --------------      -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                   6,113,823,789      (3,723,136,991)   5,887,886,634     1,613,995,277      320,899,691
                                          =============      ==============    =============    ==============      ===========

                                          MISSISSIPPI                                    LATIN           CNP             CNP
                                          RIVER TRANS    HUB SERVICES    BLUE JAY       AMERICA        RETAIL         RESOURCES
                                            (LEGAL)        (LEGAL)      GAS (LEGAL)     (LEGAL)       CORP-NEM      MISC (LEGAL)
                                             DEC 01         DEC 01        DEC 01        DEC 01         (LEGAL)         DEC 01
                                          ------------   ------------   -----------   -----------   -------------   -------------
ST Bank Notes Payable (20420100)
Intercompany notes payable ST (20460200)    21,624,144      166,762       828,538             0      26,814,237     (100,063,866)
Trade accounts payable (20440100)              287,414                    (13,213)                       67,063        1,059,465
Other Payable, net                           1,129,961                    (38,586)        9,028      11,665,840        9,938,258
Gas Payables (20440300)                        480,800                    (16,858)                   15,100,390       72,902,015
Intercompany accounts payable (20460100)    13,848,745                          0         8,233      10,167,057       32,953,714
Intercompany interest payable (20460150)       466,049                                                  580,932                0
Cur state income tax payable (20480115)       (720,444)                  (143,706)                       57,927        4,050,814
Cur foreign income tax payable
 (20480116)                                                                                 403
Cur other tax payable (20480117)               817,995                   (237,066)                      853,365        1,142,399
Current FIT payable (20480110)                (999,094)        (431)      158,564             0       1,406,175       16,652,279
Deferred FIT payable (20480120)                                                                      (6,495,758)     (12,367,224)
Def state inc tax payable (20480125)                                                                                  (1,997,855)
Interest accrued (20480210)                                                                                               33,801
ST Risk Mgmt Liability (20480230)                  360                                                                         0
ST Non-trading derivative (20480240)                                                                 18,559,309       40,515,461
Customer deposits (20510000)                   167,273                                                  117,196        8,740,340
Other current liabilities, net               2,213,419                                                1,313,250        1,027,071
                                          ------------     --------      --------      --------      ----------     ------------
CURRENT LIABILITIES                         39,316,623      166,331       537,673        17,664      80,206,983       74,586,673
                                          ------------     --------      --------      --------      ----------     ------------
LT debentures (20410220)
IC notes payable -- LT (20460300)          124,232,216       58,209       180,050                   144,000,000      142,634,602
                                          ------------     --------      --------      --------      ----------     ------------
DEBT                                       124,232,216       58,209       180,050                   144,000,000      142,634,602
                                          ------------     --------      --------      --------      ----------     ------------
LT deferred FIT liability (20520000)        42,470,517                          7                    (1,255,769)         573,718
LT deferred state inc tax liab
 (20530000)                                  8,504,553                         (7)                      289,137          140,707
Inv-tax-credit (20550000)
LTL Non-trading derivative (20575000)                                                                   722,984        9,102,529
Benefit Obligations                          6,308,386                                                  751,216          687,555
Regulatory Liability (20594250)              2,017,400
Deferred Credits                             1,469,003                          0                         7,053        3,527,112
                                          ------------     --------      --------      --------      ----------     ------------
LONG-TERM LIABILITIES                       60,769,859                         (1)                      514,621       14,031,620
                                          ------------     --------      --------      --------      ----------     ------------
PREFERRED STOCK OF SUB TRUST (20330000)
MINORITY INTEREST
                                          ------------     --------      --------      --------      ----------     ------------
Capital Stock                                  847,000                      1,000                         1,000        3,261,000
Additional Paid-in Capital (20120000)      312,710,292                    446,548    (3,938,805)    159,147,514    1,201,173,536
Partners' Capital(20125000)
FAS133-EFF-OCI (20165000)                                                                           (12,533,492)     (25,565,623)
Currency Translation Adjustment -- Plug             10            0             1             0              (9)               9
Benefits Minimum Liab. Adj. (20185000)               0                                                                         0
Retained Earnings/Loss (71000000)         (133,893,539)    (169,828)     (976,088)    5,894,610    (157,329,374)     (12,252,962)
                                          ------------     --------      --------      --------     -----------    -------------
STOCKHOLDERS' EQUITY                       179,663,763     (169,828)     (528,539)    1,955,805     (10,714,360)   1,166,615,960
                                          ------------     --------      --------      --------     -----------    -------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                    403,982,460       54,712       189,184     1,973,470     214,007,243    1,397,868,856
                                          ============     ========      ========      ========     ===========    =============

                                          ELIM OF GAIN
                                             ON NGT
                                             ASSET
                                             DEC 01
                                          ------------
ST Bank Notes Payable (20420100)
Intercompany notes payable ST (20460200)
Trade accounts payable (20440100)
Other Payable, net
Gas Payables (20440300)
Intercompany accounts payable (20460100)
Intercompany interest payable (20460150)
Cur state income tax payable (20480115)
Cur foreign income tax payable
 (20480116)
Cur other tax payable (20480117)
Current FIT payable (20480110)
Deferred FIT payable (20480120)
Def state inc tax payable (20480125)
Interest accrued (20480210)
ST Risk Mgmt Liability (20480230)
ST Non-trading derivative (20480240)
Customer deposits (20510000)
Other current liabilities, net
                                           ----------
CURRENT LIABILITIES
                                           ----------
LT debentures (20410220)
IC notes payable -- LT (20460300)
                                           ----------
DEBT
                                           ----------
LT deferred FIT liability (20520000)       (1,363,859)
LT deferred state inc tax liab
 (20530000)
Inv-tax-credit (20550000)
LTL Non-trading derivative (20575000)
Benefit Obligations
Regulatory Liability (20594250)
Deferred Credits
                                           ----------
LONG-TERM LIABILITIES                      (1,363,859)
                                           ----------
PREFERRED STOCK OF SUB TRUST (20330000)
MINORITY INTEREST
                                           ----------
Capital Stock
Additional Paid-in Capital (20120000)
Partners' Capital(20125000)
FAS133-EFF-OCI (20165000)
Currency Translation Adjustment -- Plug             0
Benefits Minimum Liab. Adj. (20185000)
Retained Earnings/Loss (71000000)          (2,532,888)
                                           ----------
STOCKHOLDERS' EQUITY                       (2,532,888)
                                           ----------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                    (3,896,747)
                                           ==========

                        CONS. CNP RESOURCES CORP (LEGAL)
                      PRIOR YEAR ACTUAL DATA DECEMBER 2001
                              MONTHLY/YEAR TO DATE


                                                             H01 LEGAL
                                            CONS. CNP       ELIMINATION   CNP RESOURCES        GAS         FIELD SERVICES
                                          RESOURCES CORP      ENTITY         (LEGAL)      TRANSMISSION     & SUBS (LEGAL)
                                             (LEGAL)          DEC 01         DEC 01          (LEGAL)           DEC 01
                                          --------------   -------------  -------------   --------------   --------------
INCOME STATEMENT

External Electric Revenues (30110100)                567
External Trading Revenues (30110201)          (5,039,128)                    (1,421,728)
External Gas Distribution Rev (30110202)   4,513,396,020                  2,957,360,825       18,333,107          681,500
Ext. Gas Transportation Rev (30110203)       154,228,833                     15,679,107       54,473,538       37,676,799
External Energy Svcs Revenue (30110204)        2,729,383
Consumer Services Revenue (30110205)         103,314,900                     89,531,677        3,398,211
External Other Revenues (30110206)            95,055,961                     45,050,870       10,690,142       22,876,493
Intercompany Gas Revenues (30120202)         168,286,188    (195,684,436)     1,515,422      144,010,896       26,380,002
Intercompany Other Revenues (30120203)        12,446,283     (47,272,639)        45,000       12,689,574        2,509,772
                                          --------------   -------------  -------------   --------------   --------------
TOTAL REVENUES                             5,044,419,007    (242,957,074) 3,107,761,172      243,595,467       90,124,567
                                          --------------   -------------  -------------   --------------   --------------

Natural Gas and Fuel (30510000)            3,142,652,454      (1,537,950) 1,714,146,436       25,739,870        4,897,092
Purchase Power (30515000)                         13,220                                               0
IC Natural Gas & Fuel (30520000)             638,533,908    (204,475,092)   520,835,125       35,937,663       14,605,784
IC Power Purchased (30530000)                          0        (882,417)                                         882,417
Operating & Administrative Expenses          655,492,519                    519,896,091       24,642,726       28,377,712
IC O & M Expenses (30620000)                   2,023,014     (36,061,615)     2,260,971       22,260,869        4,897,940
Taxes Other Than Income (30620200)           132,559,858                    110,873,180       15,237,612        1,563,317
Depreciation of Assets (30710100)            146,293,230                    109,389,130       21,860,099        5,558,086
Amortization of Assets                        60,909,332                     34,894,866       14,412,260        1,237,541
                                          --------------   -------------  -------------   --------------   --------------
OPERATING EXPENSES                         4,778,477,535    (242,957,074) 3,012,295,800      160,091,100       62,019,888
                                          --------------   -------------  -------------   --------------   --------------
OPERATING INCOME (LOSS)                      265,941,472               0     95,465,372       83,504,367       28,104,679
                                          --------------   -------------  -------------   --------------   --------------

Revenue from Inv in Subs (40110200)                    0     (97,863,191)    97,863,191                                 0
Other Nonoperating Income                      6,623,083                      3,566,333          (71,896)          89,413
Equity Income (30840000)                        (172,332)
Gns (Losses) from Investments (40130100)      (1,000,000)                    (1,000,000)
Dividend Income (40135100)                            22                             22
Interest Revenues (40140100)                   1,488,738                        979,316           54,938
Oth Int and Rel Rev - Subs (40140200)          7,607,217     (86,179,409)    31,044,146          939,800          151,683
                                          --------------   -------------  -------------   --------------   --------------
TOTAL NON-OPERATING INCOME                    14,546,728    (184,042,600)   132,453,008          922,752          241,096
                                          --------------   -------------  -------------   --------------   --------------
INCOME BEFORE INTEREST & TAXES               280,488,199    (184,042,600)   227,918,380       84,427,119       28,345,775
                                          --------------   -------------  -------------   --------------   --------------

Interest Exp - LT Debt (40170100)            134,026,661                    134,026,661
Other Interest (40170150)                     17,746,685         172,675     17,536,415              422                0
Interest-Exp-Subs (40170200)                   2,278,045     (86,352,084)    18,587,690       32,422,277        7,510,580
Preferred Int of Sub Trust (40170350)             28,219                         28,219
AFUDC - Borrowed (40170300)                      184,702                       (780,211)         689,684         (264,629)
Amortization of Debt (40170500)                1,098,348                      1,098,348
                                          --------------   -------------  -------------   --------------   --------------
INTEREST AND RELATED EXPENSES                154,993,256     (86,179,409)   170,497,121       33,112,383        7,245,951
                                          --------------   -------------  -------------   --------------   --------------
INCOME BEFORE TAXES                          125,494,944     (97,863,191)    57,421,259       51,314,736       21,099,824
                                          --------------   -------------  -------------   --------------   --------------

Current Fed Income Taxes (60110000)           31,028,950                    (13,073,468)      15,771,966         (185,215)
Current State Income Taxes (60111000)         (2,525,990)                    (2,799,339)        (688,121)         773,767
Deferred Federal Income Taxes (60130000)      29,897,966                      9,873,053        7,036,229        7,771,036
Deferred State Income Taxes (60131000)           421,689                        352,723         (855,721)        (716,624)
Investment Tax Credit (60133000)                (535,524)                      (535,524)
                                          --------------   -------------  -------------   --------------   --------------
TAXES                                         58,287,091                     (6,182,855)      21,264,353        7,642,654
                                          --------------   -------------  -------------   --------------   --------------

Min-Int-Income (60138000)                         36,107                         36,107
                                          --------------   -------------  -------------   --------------   --------------
INCOME BEFORE EXTRAORDINARY ITEMS             67,243,960     (97,863,191)    63,640,220       30,050,383       13,456,860
                                          --------------   -------------  -------------   --------------   --------------

ANNUAL NET INCOME (LOSS)                      67,243,960     (97,863,191)    63,640,220       30,050,383       13,456,860
INCOME AVAILABLE FOR COMMON STOCK             67,243,960     (97,863,191)    63,640,220       30,050,383       13,456,860
Dividends                                     65,406,876    (325,601,576)    65,406,876      325,364,423           12,016
Retained Earnings/Loss Carried Forward        63,185,027   1,055,836,622     56,133,714     (716,748,283)      26,957,590
                                          --------------   -------------  -------------   --------------   --------------
RETAINED EARNINGS (LOSS)                      65,022,111   1,283,575,007     54,367,059   (1,012,062,323)      40,402,435
                                          ==============   =============  =============   ==============   ==============


                                            MISSISSIPPI                                     LATIN
                                            RIVER TRANS     HUB SERVICES   BLUE JAY GAS    AMERICA    CNP RETAIL    CNP RESOURCES
                                              (LEGAL)          (LEGAL)        (LEGAL)      (LEGAL)     CORP-NEM      MISC (LEGAL
                                              DEC 01           DEC 01         DEC 01        DEC 01      (LEGAL)         DEC 01
                                          ---------------   ------------   ------------   ----------  -----------   -------------
INCOME STATEMENT

External Electric Revenues (30110100)                                                                          567
External Trading Revenues (30110201)                                                                                    (3,617,400)
External Gas Distribution Rev (30110202)        6,655,700                                              204,404,715   1,325,960,173
Ext. Gas Transportation Rev (30110203)         42,660,161                                                                3,739,228
External Energy Svcs Revenue (30110204)                                                                  2,729,383
Consumer Services Revenue (30110205)           10,385,013
External Other Revenues (30110206)              1,960,442                                                 (536,696)     15,014,710
Intercompany Gas Revenues (30120202)           23,208,612                                                3,906,499     164,949,192
Intercompany Other Revenues (30120203)          1,072,971                                                               43,401,605
                                          ---------------   ------------   ------------   ----------  ------------   -------------
TOTAL REVENUES                                 85,942,899                                              210,504,468   1,549,447,509
                                          ---------------   ------------   ------------   ----------  ------------   -------------

Natural Gas and Fuel (30510000)                 2,300,776                                              146,070,759   1,251,035,471
Purchase Power (30515000)                               0                                                   13,220
IC Natural Gas & Fuel (30520000)               21,435,952                                               54,597,170     195,597,307
IC Power Purchased (30530000)
Operating & Administrative Expenses            16,211,980                                      9,232     6,450,336      59,904,441
IC O & M Expenses (30620000)                    8,619,099                                                                   45,750
Taxes Other Than Income (30620200)              2,558,872                                                  319,112       2,007,765
Depreciation of Assets (30710100)               8,582,771                                                  269,129       1,121,142
Amortization of Assets                          6,308,264                                                3,725,259         331,142
                                          ---------------   ------------   ------------   ----------  ------------   -------------
OPERATING EXPENSES                             66,017,714                                      9,232   211,444,985   1,510,043,018
                                          ---------------   ------------   ------------   ----------  ------------   -------------
OPERATING INCOME (LOSS)                        19,925,185                                     (9,232)     (940,517)     39,404,490
                                          ---------------   ------------   ------------   ----------  ------------   -------------

Revenue from Inv in Subs (40110200)                     0                                                        0
Other Nonoperating Income                         (49,329)                                (1,190,117)    4,290,978         (12,210)
Equity Income (30840000)                                                                    (172,332)
Gns (Losses) from Investments (40130100)
Dividend Income (40135100)
Interest Revenues (40140100)                        1,473                                                                  453,011
Oth Int and Rel Rev - Subs (40140200)             264,861                                  2,977,502     3,694,360      54,714,274
                                          ---------------   ------------   ------------   ----------  ------------   -------------
TOTAL NON-OPERATING INCOME                        217,006                                  1,615,053     7,985,338      55,155,075
                                          ---------------   ------------   ------------   ----------  ------------   -------------
INCOME BEFORE INTEREST & TAXES                 20,142,191                                  1,605,821     7,044,821      94,559,566
                                          ---------------   ------------   ------------   ----------  ------------   -------------

Interest Exp - LT Debt (40170100)
Other Interest (40170150)                           4,133                                                    2,435          30,605
Interest_Exp_Subs (40170200)                    8,441,284         11,250         55,254                 13,427,008       8,174,786
Preferred Int of Sub Trust (40170350)
AFUDC - Borrowed (40170300)                       170,454                                                                        0
Amortization of Debt (40170500)
                                          ---------------   ------------   ------------   ----------  ------------   -------------
INTEREST AND RELATED EXPENSES                   8,615,871         11,250         55,254                 13,429,443       8,205,391
                                          ---------------   ------------   ------------   ----------  ------------   -------------
INCOME BEFORE TAXES                            11,526,319        (11,250)       (55,254)   1,605,821    (6,384,623)     86,354,174
                                          ---------------   ------------   ------------   ----------  ------------   -------------

Current Fed Income Taxes (60110000)             1,978,246         (3,938)       (19,340)                (2,418,404)     28,808,907
Current State Income Taxes (60111000)             (26,426)                                                (275,422)        489,551
Deferred Federal Income Taxes (60130000)        2,662,521                            (4)                 1,247,143       1,307,988
Deferred State Income Taxes (60131000)            821,773                            25                    819,472              41
Investment Tax Credit (60133000)
                                          ---------------   ------------   ------------   ----------  ------------   -------------
TAXES                                           5,436,114         (3,938)       (19,319)                  (627,211)     30,606,487
                                          ---------------   ------------   ------------   ----------  ------------   -------------

Min_Int_Income (60138000)
                                          ---------------   ------------   ------------   ----------  ------------   -------------
INCOME BEFORE EXTRAORDINARY ITEMS               6,090,206         (7,312)       (35,935)   1,605,821    (5,757,411)     55,747,687
                                          ---------------   ------------   ------------   ----------  ------------   -------------

ANNUAL NET INCOME (LOSS)                        6,090,206         (7,312)       (35,935)   1,605,821    (5,757,411)     55,747,687
INCOME AVAILABLE FOR COMMON STOCK               6,090,206         (7,312)       (35,935)   1,605,821    (5,757,411)     55,747,687
Dividends                                                                                                                  225,138
Retained Earnings/Loss Carried Forward       (139,983,745)      (162,516)      (940,153)   4,288,790  (151,571,962)    (67,775,511)
                                          ---------------   ------------   ------------   ----------  ------------   -------------
RETAINED EARNINGS (LOSS)                     (133,893,539)      (169,828)      (976,088)   5,894,610  (157,329,374)    (12,252,962)
                                          ===============   ============   ============   ==========  ============   =============


                                          ELIM OF GAIN
                                          ON NGT ASSET
                                             DEC 01
                                          ------------
INCOME STATEMENT

External Electric Revenues (30110100)
External Trading Revenues (30110201)
External Gas Distribution Rev (30110202)
Ext. Gas Transportation Rev (30110203)
External Energy Svcs Revenue (30110204)
Consumer Services Revenue (30110205)
External Other Revenues (30110206)
Intercompany Gas Revenues (30120202)
Intercompany Other Revenues (30120203)
                                          ------------
TOTAL REVENUES
                                          ------------

Natural Gas and Fuel (30510000)
Purchase Power (30515000)
IC Natural Gas & Fuel (30520000)
IC Power Purchased (30530000)
Operating & Administrative Expenses
IC O & M Expenses (30620000)
Taxes Other Than Income (30620200)
Depreciation of Assets (30710100)             (487,128)
Amortization of Assets
                                          ------------
OPERATING EXPENSES                            (487,128)
                                          ------------
OPERATING INCOME (LOSS)                        487,128
                                          ------------

Revenue from Inv in Subs (40110200)
Other Nonoperating Income
Equity Income (30840000)
Gns (Losses) from Investments (40130100)
Dividend Income (40135100)
Interest Revenues (40140100)
Oth Int and Rel Rev - Subs (40140200)
                                          ------------
TOTAL NON-OPERATING INCOME
                                          ------------
INCOME BEFORE INTEREST & TAXES                 487,128
                                          ------------

Interest Exp - LT Debt (40170100)
Other Interest (40170150)
Interest_Exp_Subs (40170200)
Preferred Int of Sub Trust (40170350)
AFUDC - Borrowed (40170300)
Amortization of Debt (40170500)
                                          ------------
INTEREST AND RELATED EXPENSES
                                          ------------
INCOME BEFORE TAXES                            487,128
                                          ------------

Current Fed Income Taxes (60110000)            170,496
Current State Income Taxes (60111000)
Deferred Federal Income Taxes (60130000)
Deferred State Income Taxes (60131000)
Investment Tax Credit (60133000)
                                          ------------
TAXES                                          170,496
                                          ------------

Min-Int-Income (60138000)
                                          ------------
INCOME BEFORE EXTRAORDINARY ITEMS              316,632
                                          ------------

ANNUAL NET INCOME (LOSS)                       316,632
INCOME AVAILABLE FOR COMMON STOCK              316,632
Dividends
Retained Earnings/Loss Carried Forward      (2,849,520)
                                          ------------
RETAINED EARNINGS (LOSS)                    (2,532,888)
                                          ============

                                       3